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                                                                   Exhibit 10.1

                             LOAN AND SECURITY AGREEMENT


December 13, 1997


FIRSTPLUS Special Funding Corp.
1600 Viceroy Drive
Dallas, TX 75235-2306


Ladies and Gentlemen:

          We are pleased to make available to you an uncommitted credit facility for general corporate purposes on the terms set forth in this Loan and Security Agreement. This Loan and Security Agreement is being entered into simultaneously with the Committed Facility Transaction Documents, as defined herein.

          1. ADVANCES. We agree to consider from time to time, in our sole discretion, your requests that we make advances to you, on an interest bearing basis ("ADVANCES"), in an aggregate amount not to exceed at any one time outstanding the amount set forth on SCHEDULE 1 hereto as the "FACILITY AMOUNT", on the terms and conditions set forth below. This Loan and Security Agreement is not a commitment to lend but rather sets forth the procedures to be used in connection with your requests for our making of Advances to you from time to time on or prior to the termination hereof and, in the event that we make Advances to you hereunder, your obligations to us with respect thereto. The Advances shall be evidenced by the "grid" promissory note executed by you in substantially the form of EXHIBIT A hereto (the "NOTE"). The date, amount and interest rate of each Advance made by us to you, and each payment made on account of the principal thereof, shall be recorded by us on our books and, prior to any transfer of the Note, endorsed by us on the schedule attached to the Note or any continuation thereof; PROVIDED that the failure of us to make any such recordation or endorsement shall not affect your obligation to make a payment when due of any amount owing hereunder or under the Note in respect of the Advances. Subject to the terms and conditions of this Loan and Security Agreement, during the period of this Loan and Security Agreement, you may borrow, repay and reborrow hereunder.

          2. PROCEDURE FOR BORROWING. (a) The net amount of each Advance shall be in an amount at least equal to the amount set forth on SCHEDULE 1 hereto as the "MINIMUM ADVANCE AMOUNT" and shall be made, in our sole discretion, upon (i) your irrevocable request to any of the persons listed on EXHIBIT B-1 hereto or otherwise designated by us in writing ("LENDER'S DESIGNATED PERSONS"), by telephone (if such request is given by telephone, a hard copy of such request shall be subsequently delivered), telecopy or letter, in the form of EXHIBIT E hereto (such request, a "REQUEST FOR BORROWING"), given by any of the persons listed on EXHIBIT B-2 hereto or otherwise designated by you in writing ("BORROWER'S DESIGNATED PERSONS"), that you wish to borrow money on a specified date (the "FUNDING DATE"), in a specified amount and for a specified term which in no event shall be longer than 270 days; (ii) our mutual agreement as to such date, amount, term and as to the interest rate per annum; and (iii) the posting of Collateral by you in an amount sufficient to cause the

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aggregate Collateral Value of all Collateral to equal at least the sum of (a)
the Advance and (b) all amounts outstanding under previously made Advances.

          (b) Such Request for Borrowing must be received by us prior to the requesting deadline, as set forth in SCHEDULE 1 hereto (the "REQUESTING DEADLINE"). Such Request for Borrowing shall (i) attach a schedule identifying the Collateral that you propose to pledge to us in connection with such borrowing, (ii) specify the requested Funding Date, (iii) include a Collateral Tape containing information with respect to the Collateral that you propose to pledge to us and to be included in the Borrowing Base in connection with such borrowing, and (iv) attach an officer's certificate signed by one of your Responsible Officers as required by SCHEDULE 3 hereof. Each Advance shall be secured solely by Mortgage Loans or solely by Pledged Securities.

          (c) You shall deliver to the Custodian no later than 12:00 p.m., New York City time, two (2) Business Days prior to the requested Funding Date, the Collateral File pertaining to each item of Collateral to be pledged to us and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Custodial Agreement. You shall release and deliver to us no later than 9:00 a.m. New York City time on a Funding Date, the original Pledged Securities accompanied by a stock power as more particularly described in Section 10.

          (d) Pursuant to the Custodial Agreement, the Custodian shall deliver to you and us, no later than 11:00 a.m. New York City time on a Funding Date, a Trust Receipt (as defined in the Custodial Agreement) in respect of all Collateral pledged to us on such Funding Date, and a Collateral Schedule and Exception Report.

          (e) If we have agreed to make an Advance, then on the date of such Advance, we will make such Advance available to you in same day funds by directing our administrative agent to transfer or wire the net proceeds of such Advance pursuant to your wiring instructions set forth on SCHEDULE 1 hereto.

          (f) A request for Borrowing shall be deemed to be made to us, provided however, that if we shall choose, in our sole discretion, not to make such Advance, such Request for Borrowing shall be deemed to have been made to GACC, a subsidiary of Deutsche Bank North America Holding Corp. An Advance made to you shall be deemed made by us, unless we indicate to you that such Advance has been made by GACC.

          (g) In the event that Collateral to be delivered to us does not have a Collateral Value at least equal to the amount of the Advance requested by you in a Request for Borrowing (such shortfall, a "COLLATERAL SHORTFALL"), then we may, at our option with prior written notice to you, withhold from the proceeds remitted to you in connection with any Advance an amount equal to the Collateral Shortfall. Such amount shall be deposited in the Cash Collateral Account and held as Collateral hereunder. Notwithstanding the foregoing, the full amount of such requested Advance shall be deemed to have been made for all purposes hereunder.

          3. CONDITIONS PRECEDENT. Our obligation to consider making Advances to you hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of any such Advance, of the conditions precedent, listed on SCHEDULE 3 hereto. Each request for a


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borrowing by you under this Loan and Security Agreement shall constitute a certification by you that all the conditions set forth in this SCHEDULE 3 have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

          4. REPAYMENT OF ADVANCES; PAYMENT OF INTEREST. (a) You shall repay each Advance, and shall pay interest on such Advance, in accordance with the terms hereof and of the Note.

          (b)(i) You hereby promise to repay in full the then outstanding principal amount of each Advance on the earlier to occur of (A) the applicable Loan Maturity Date or (B) the Termination Date. However, upon the occurrence of a Loan Maturity Date, if you have not specified a new Loan Maturity Date and you have not notified us at least two (2) Business Days prior to the then current Loan Maturity Date that you will repay the related Advance on such current Loan Maturity Date, then upon said Loan Maturity Date such Advance shall (provided that no Default shall have occurred and be continuing and provided further that all conditions precedent set forth on
SCHEDULE 3 have been satisfied) automatically be refinanced by us hereunder, or, in the event we decline to refinance such Advance, such Advance shall be refinanced under the Committed Facility Transaction Documents (subject to the satisfaction by you of the conditions precedent thereunder) with a Loan Maturity Date of the third Business Day following the date of such refinancing. At the end of each successive Loan Maturity Date, the Advance shall continue to be refinanced as provided in the previous sentence, provided that the resulting Loan Maturity Date shall not occur on a date after the Termination Date. Under the method of establishing the Loan Maturity Date set forth in this Section 4, you may, subject to clause (ii) below, prepay all or a portion of such Advance.

          (ii) Any Advances are prepayable at any time, in whole or in part; provided however, if you elect to prepay all or a portion of an Advance prior to your specified Loan Maturity Date or if you give us notice of your intention to make a prepayment of any Advance and fail to make such prepayment, you shall pay us, on the date such Advance is prepaid, a Breakage Fee. We shall determine the amount of the applicable Breakage Fee and notify you at least 1 (one) Business Day prior to the date such Breakage Fee is due. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. If you intend to prepay an Advance pursuant to this Section 4(b)(ii) in whole or in part, you shall give at least two (2) Business Days prior written notice thereof to us. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Your failure to prepay as specified in such notice shall not constitute an Event of Default, provided that in the event of such failure, you shall pay the Breakage Fee to us pursuant to this Section 4(b)(ii). Partial prepayments shall be in an aggregate principal amount of at least $1,000,000.

          (c) You hereby promise to pay to us interest on the unpaid principal amount of each Advance for the period from and including the date of such Advance up to but excluding the date such Advance shall be paid in full, at a rate per annum equal to the applicable LIBOR Rate PLUS the Applicable Spread. Notwithstanding the foregoing, you hereby promise to pay to us interest at the applicable Post-Default Rate on any principal of any Advance and on any other amount payable by you hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and


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including the due date thereof to but excluding the date the same is paid in full. Interest shall accrue daily at the applicable LIBOR Rate plus the Applicable Spread for each applicable Interest Period. Accrued interest on each Advance shall be payable monthly on each Payment Date and if not refinanced pursuant to Section 4(b)(i) above, the applicable Loan Maturity Date, and for the last month of the Loan and Security Agreement on the Payment Date of such last month and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual.

          (d) It is understood and agreed that, unless and until a Default shall have occurred and be continuing, you shall be entitled to the proceeds of the Collateral pledged to us hereunder subject to the distribution provisions set forth in the FIRSTPLUS Servicing Agreement. Provided that no Default shall have occurred and be continuing, any cash that we receive that is not due and payable to us pursuant to this Agreement, we shall remit to you, within one (1) Business Day following receipt thereof in accordance with your wire transfer instructions.

          5. PAYMENTS. (a) You shall make each payment hereunder and under the Note on or before 12:00 noon (New York City time) on the day when due in lawful money of the United States of America, without deduction, set-off or counterclaim, to our account, as indicated in our wire transfer instructions set forth on SCHEDULE 1 hereto in same day funds (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). All computations of interest shall be made on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) elapsed.

          (b) Whenever any payment to be made hereunder shall be otherwise due on a Saturday, a Sunday or other day of the year on which banks are required or authorized to close in New York, New York or Dallas, Texas (any other day being a "BUSINESS DAY"), such payment date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

          6. RELIANCE ON DESIGNATED PERSONS. Neither party shall incur liability to the other in acting upon any telephone, telecopy, telex or letter request or communication which such party believes in good faith to have been given by a Lender's Designated Person or a Borrower's Designated Person or in otherwise acting in good faith under this Loan and Security Agreement. Further, all documents required to be executed in conjunction with Advances under this Loan and Security Agreement may be signed by any Lender's Designated Person or any Borrower's Designated Person.

          7. MARGIN DEFICIT; MARGIN EXCESS; CASH COLLATERAL ACCOUNT. (a) If at any time the aggregate Market Value of all Collateral securing any related Advance is less than the Lender's Margin Amount for such Advance at such time (a "MARGIN DEFICIT"), then we may by notice to you (a "MARGIN NOTICE") require you, at your option, to transfer to us cash or additional Collateral reasonably acceptable to us ("ADDITIONAL COLLATERAL"), so that the cash and Market Value of the Collateral securing such related Advance, including any such Additional Collateral, will thereupon equal or exceed such Lender's Margin Amount for such Advance. If at any time the aggregate Collateral Value of all Collateral securing any related Advance exceeds such Advance at such time (a "MARGIN EXCESS"), then you may by written notice to us, and provided that no Default shall have


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occurred and be continuing, require us to transfer Collateral to you, so that the Collateral Value of the Collateral securing such related Advance, after deduction of any Collateral so transferred, will thereupon not exceed such Advance. Each of us agrees that (i) the amount of the Secured Obligations will not be increased or decreased by the amount of any cash transferred by one party to the other pursuant to this Section 7; (ii) transfer of such cash shall be treated as if it constituted a transfer of Collateral (with a Market Value equal to the U.S. Dollar amount of such cash) pursuant to this Section 7 (including for purposes of the definition of "ADDITIONAL COLLATERAL" above) unless (A) you request that such cash be used to prepay any Advance, in which case you shall be responsible for any applicable Breakage Fee attributable thereto, or (B) we require that such cash be used to prepay any Advance, in which case we shall waive any Breakage Fee attributable thereto.

          (b) If a Margin Notice is given as described in paragraph (a) above at or before the closest Margin Notice Deadline (as defined in SCHEDULE 1 hereto) on any Business Day, the party receiving such notice shall transfer cash or Additional Collateral as provided therein no later than the related Margin Call Deadline (as set forth on SCHEDULE 1 hereto).

          8. SECURITY INTEREST. By agreeing to and accepting this Loan and Security Agreement, you hereby assign, pledge and grant a security interest in all of your right (including the power to convey title thereto), title and interest in and to the Collateral (defined below), including but not limited to the right to payments of dividends, principal and interest and the right to enforce such payments arising from or under any of the Collateral, the contractual right to service the Collateral, any servicing agreements governing the Collateral, all records and insurance relating to the Collateral, any other contract rights, general intangibles, other assets relating to the Collateral, or any interest in the Collateral, securities backed by or representing an interest in such Collateral, all documents related to such Collateral and all income, payments, products and proceeds thereof (all as more particularly described in Section 9 hereof) to us to secure the repayment of principal of and interest on all Advances and all other amounts owing to us hereunder and under the Note (collectively, the "SECURED OBLIGATIONS"). You agree that we intend this Loan and Security Agreement to create for our benefit, as secured party, a legally valid and enforceable first priority perfected security interest in the Collateral. You agree that you shall, at our request, take all action necessary to ensure that we will have a first priority security interest in the Collateral, including, among other things, using your best efforts to obtain necessary signatures and file such UCC financing statements as we may reasonably request. You agree to mark your computer records and tapes to evidence the interests granted to us hereunder.

          9. COLLATERAL. All of your right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, are hereinafter referred to as the "COLLATERAL":

          a.   all Assets;

          b. all Collateral Documents, including without limitation all promissory notes relating to or evidencing the Assets, and all Servicing Records, servicing agreements and any other collateral pledged or otherwise relating to such Collateral, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer


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     programs, computer storage media, accounting records and other books and records relating thereto;

          c. all securities, monies or property representing dividends or interest on any of the foregoing, or representing a distribution in respect of the foregoing, or resulting from a split-up, revision, reclassification or other like change of the foregoing or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the foregoing.

          d.   all Pooling and Servicing Agreements;

          e.   all Collection Accounts and amounts on deposit therein;

          f.   all Cash Collateral Accounts and amounts on deposit therein;

          g. all guaranties and insurance (issued by governmental agencies or otherwise) and any insurance certificate or other document evidencing such guaranties or insurance relating to any item of Collateral and all claims and payments thereunder;

          h. all other insurance policies and insurance proceeds relating to any item of Collateral;

          i.   all Interest Rate Protection Agreements;

          j.   all Additional Collateral provided to us as described herein;

          k. all of your rights, but not your obligations under any purchase agreements and servicing agreements covering or relating to any item of the Collateral, including without limitation the FIRSTPLUS Purchase Agreement and the FIRSTPLUS Servicing Agreement to which you are a party;

          l. all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing; and

          m. any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

          10. POSSESSION AND PERFECTION. (a) CUSTODIAN. Pursuant to the Custodial Agreement to be executed in the form attached hereto as EXHIBIT C on or before the date of the first Advance hereunder, the Custodian (as defined therein) shall hold the Collateral Documents (as defined therein) as exclusive bailee and as our agent pursuant to terms of the Custodial Agreement and shall deliver to us Trust Receipts (as defined in the Custodial Agreement) each to the effect that it has reviewed such Collateral Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Collateral Documents as so reviewed.


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          (b)  STOCK POWERS; RE-REGISTRATION.  (i) Concurrently with the delivery to us of each certificate representing one or more shares of Pledged Securities pursuant to Section 8 above, you shall deliver an undated stock power covering such certificate, duly executed in blank by you with, if we so request, signature guaranteed, along with any other documents necessary to re-register the Pledged Securities or the Pledged Securities shall be otherwise registered in a form satisfactory to us.

          (ii) You agree and acknowledge that we may at our sole discretion re-register any Pledged Securities delivered as Collateral hereunder into our name.

          (c) NOTIFICATION TO TRUSTEE. Concurrently with the delivery to us of each certificate representing one or more shares of Pledged Securities pursuant to Section 2 above, (i) you shall have (A) notified the Trustee, in the form of the Instruction Letter attached hereto as EXHIBIT I, in connection with the related Pooling and Servicing Agreement, of the pledge of the related Pledged Securities hereunder, and (B) instructed the Trustee to pay all amounts payable to the holders of the Pledged Securities to the Cash Collateral Account, and (ii) the Trustee shall have acknowledged in writing the instructions set forth in clause (i) above, and a copy of the fully executed Instruction Letter, shall be delivered to us.

          (d) CASH DIVIDENDS; VOTING RIGHTS. We shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Securities and shall apply same in accordance with Section 4 hereof. Without the prior written consent of us, you will not (i) vote to enable, or take any other action to permit, any rights afforded you under any Pooling and Servicing Agreement, as holder of the Pledged Securities, or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant an option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any adverse claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement.

          (e) RIGHTS OF THE LENDER AS PLEDGEE. All the Pledged Securities shall, at our election, be registered in our name or in the name of our nominee, and we or our nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Pledged Securities and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, upon the exercise by us of any right, privilege or option pertaining to such Pledged Securities), and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as we may determine.

          11. FURTHER DOCUMENTATION. You agree that at any time and from time to time, upon our written request, and at your sole expense, you will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as we may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan and Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the mortgages, liens, pledges, charges, security interests or similar encumbrances (each, a "LIEN") created hereby. You also hereby


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authorize us to file any such financing or continuation statement without your signature to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan and Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. You agree that you will not change your name, identity or corporate structure (or the equivalent) or change the location where you maintain your records with respect to the Collateral unless you shall have given us at least 30 days' prior written notice thereof and shall have delivered to us all Uniform Commercial Code financing statements and amendments thereto as we shall request and shall have taken all other actions we will have deemed necessary to continue our perfected status in the Collateral with the same or better priority.

          12. POWER OF ATTORNEY. You hereby irrevocably constitute and appoint us and any of our officers or agents, with full power of substitution, as your true and lawful attorney-in-fact with full irrevocable power and authority in your place and stead and in your name or in our own name, from time to time in our discretion, for the purpose of carrying out the terms of this Loan and Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan and Security Agreement, and, without limiting the generality of the foregoing, you hereby give us the power and right, on your behalf, without assent by you, but with notice to you, if, while any Secured Obligations are outstanding hereunder, an Event of Default (as defined below) shall have occurred and be continuing, to do the following:

          (i) in your name or in our name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage, deed of trust, assignment of leases and rents or other instrument or security agreement securing obligations with respect to the Collateral, which creates a Lien on the Collateral (each, a "COLLATERAL SECURITY AGREEMENT"), insurance or other amounts payable with respect to the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by us for the purpose of collecting any and all such moneys due us under any such Collateral Security Agreement, insurance or with respect to any other Collateral whenever payable;

          (ii) to pay or discharge, at your expense, taxes and Liens levied or placed on or threatened against the Collateral; and

          (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to us or as we shall direct; (B) to ask for or demand, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against you with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as we may deem appropriate; and (G) generally, to sell, transfer, pledge and make


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     any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though we were the absolute owner thereof for all purposes, and to do, at our option and your expense, at any time, and from time to time, all acts and things which we deem necessary to protect, preserve or realize upon the Collateral and our Liens thereon and to effect the intent of this Loan and Security Agreement, all as fully and effectively as you might do.

You hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          You also authorize us, at any time and from time to time, to execute, in connection with any sale provided for in this Section 12, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          The powers conferred on us pursuant to this Loan and Security Agreement are solely to protect our interests in the Collateral and shall not impose any duty upon us to exercise any such powers. We shall be accountable only for amounts that we actually receive as a result of the exercise of such powers, and neither we nor any of our officers, directors, or employees shall be responsible to you for any act or failure to act hereunder, except for our or their own gross negligence or willful misconduct.

          13. OUR PERFORMANCE OF YOUR OBLIGATIONS. If you fail to perform or comply with any of your agreements contained herein and we may ourselves perform or comply, or otherwise cause performance or compliance, with such agreement, our expenses incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by you to us on demand.

          14. PROCEEDS. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by you consisting of cash, checks and other near-cash items shall be held by you in trust for us, segregated from other of your funds, and shall forthwith upon receipt by you be turned over to us in the exact form received by you (duly endorsed by you to us, if required) and (b) any and all such proceeds received by us (whether from you or otherwise) may, in our sole discretion, be held by us as collateral security for, and/or then or at any time thereafter may be applied by us against, the Secured Obligations (whether matured or unmatured), such application to be in such order as we shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan and Security Agreement shall have been terminated shall be paid over to you or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

          15. REMEDIES. If an Event of Default shall occur and be continuing, we may exercise, in addition to all other rights and remedies granted to us in this Loan and Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, we, without demand of performance or other


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demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon you or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or our offices or elsewhere upon such terms and conditions as we may deem advisable and at such prices as we may deem best, for cash or on credit or for future delivery without assumption of any credit risk. We shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in you, which right or equity is hereby waived or released. You further agree, at our request, to assemble the Collateral and make it available to us at places which we shall reasonably select, whether at your premises or elsewhere. We shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or our rights hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as we may elect, and only after such application and after the payment by us of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need we account for the surplus, if any, to you. To the extent permitted by applicable law, you waive all claims, damages and demands you may acquire against us arising out of our exercise of any of our rights hereunder, other than those claims, damages and demands arising from our gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. You shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 4 hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations, other amounts due under the Note and this Loan and Security Agreement and the fees and disbursements of any attorneys employed by us to collect such deficiency.

          16.  LIMITATION ON DUTIES REGARDING PRESENTATION OF COLLATERAL.
Our duty with respect to the custody, safekeeping and physical preservation of the Collateral in our possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as we deal with similar property for our own account. Neither we nor any of our directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon your request or otherwise.

          17. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          18. RELEASE OF SECURITY INTEREST. Upon termination of this Loan and Security Agreement and repayment to us of all Secured Obligations and the performance of all obligations hereunder, we shall release our security interest in any remaining Collateral and shall provide such notices and execute such documents in connection therewith as you may reasonably request; PROVIDED that if any payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by us upon your insolvency, bankruptcy, dissolution, liquidation or reorganization, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, you or any substantial part of your property, or otherwise, this Loan and Security Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

          19. OUR REPRESENTATIONS AND WARRANTIES. We represent and warrant to you that throughout the term of this Loan and Security Agreement:

          (a) DUE AUTHORIZATION. We are duly authorized to execute and deliver this Loan and Security Agreement and to perform our obligations hereunder and have taken all necessary action to authorize such execution, delivery and performance and this Loan and Security Agreement constitutes our legal, valid and binding obligation, enforceable against us in accordance with its terms.

          (b) AUTHORIZED SIGNATORIES. The person signing this Loan and Security Agreement on our behalf is duly authorized to do so on our behalf.

          (c) APPROVALS. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any governmental authority or securities exchange or any other person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Loan and Security Agreement, except as previously obtained and currently in full force and effect.

          (d) NO VIOLATIONS. The execution, delivery and performance of this Loan and Security Agreement will not violate any law, ordinance, charter, by-law or rule applicable to us or any agreement or instrument by which we were bound or by which any of our assets are affected.

          20. YOUR REPRESENTATIONS AND WARRANTIES. You represent and warrant to us that throughout the term of this Loan and Security Agreement:

          a. ACTION. You are duly authorized and have all necessary corporate or other power, authority and legal right to execute, deliver and perform your obligations under each of the Loan and Security Agreement, the Custodial Agreement and the Note; to execute and deliver this Loan and Security Agreement, and have taken all necessary action to authorize such execution, delivery and performance, and this Loan and Security Agreement constitutes your legal, valid and binding obligation, enforceable against you in accordance with its terms.

          b. AUTHORIZED SIGNATORY. The person signing this Loan and Security Agreement on your behalf is duly authorized to do so on your behalf.

          c. NO BREACH. Neither (i) the execution and delivery of the Loan and Security Agreement, the Note or the Custodial Agreement nor (ii) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will violate any law, ordinance, charter, by-law or rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, applicable to you or any agreement or instrument by which you were bound or by which any of your assets are affected, or constitute a default under any such agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Loan and Security Agreement) upon any of your property pursuant to the terms of any such agreement or instrument.

          d. EXISTENCE. You (i) are a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of your organization, (ii) have all requisite corporate power, and have all governmental licenses, authorizations, consents and approvals necessary to own your assets and carry on your business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a material adverse effect on your business, operations, financial condition, properties or assets; and (iii) are qualified to do business and are in good standing in all other jurisdictions in which the nature of the business conducted by you makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a material adverse effect on your business, prospects, operations, financial condition, properties or assets.

          e. FINANCIAL CONDITION. You have heretofore furnished to us a copy of FIRSTPLUS FINANCIAL GROUP INC.'s (i) consolidated balance sheets and the consolidated balance sheets of its consolidated Subsidiaries for the first three quarterly fiscal periods of such entity's fiscal year ended September 30, 1997 and the related consolidated statements of such entity's income and retained earnings and of such entity's cash flows and such entity's consolidated Subsidiaries for such quarterly fiscal periods, setting forth in each case in comparative form the figures for the previous year,
(ii) consolidated balance sheets and the consolidated balance sheets of such entity's consolidated Subsidiaries for such fiscal year and the related consolidated statements of such entity's income and retained earnings and of such entity's cash flows and such entity's consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of Ernst & Young LLP and (iii) consolidated balance sheets and the consolidated balance sheets of such entity's consolidated Subsidiaries for its quarterly fiscal periods ended December 31, 1996, March 31, 1997 and June 30, 1997 and the related consolidated statements of such entity's income and retained earnings and of its cash flows and such entity's consolidated Subsidiaries for such quarterly fiscal periods, setting forth in each case in comparative form the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of such entity and such entity's Subsidiaries and the consolidated results of such entity's operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since September 30, 1997, there has been no material adverse change in such entity's consolidated business, operations or financial condition and such entity's consolidated Subsidiaries taken as a whole from that set forth in said financial statements.

          f. LITIGATION. There are no actions, suits, arbitrations, investigations or proceedings pending or, to your knowledge, threatened against you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC. or affecting any of your Property, the Seller's Property or FIRSTPLUS FINANCIAL GROUP, INC.'s Property before any governmental authority (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a material adverse effect on your, the Seller's or FIRSTPLUS FINANCIAL GROUP, INC.'s business, operations, financial condition, prospects, properties or assets or (ii) which questions the validity or enforceability of this Loan and Security Agreement or any action to be taken in connection with the transactions contemplated hereby.

          g. APPROVALS. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any governmental authority or securities exchange or any other person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Loan and Security Agreement or the Note, except (i) for filings and recordings in respect of the Liens created pursuant to this Loan and Security Agreement, and (ii) as previously obtained and currently in full force and effect.

          h. MARGIN REGULATIONS. Neither the making of any Advance hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System (or any successor) as the same may be modified and supplemented and in effect from time to time.

          i. TAXES. You, the Seller and FIRSTPLUS FINANCIAL GROUP, INC. have had filed all Federal income tax returns and all other material tax returns that are required to be filed by you, the Seller and FIRSTPLUS FINANCIAL GROUP, INC. and have paid all taxes due pursuant to such returns or pursuant to any assessment received by you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC., except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in accordance with GAAP have been provided. The charges, accruals and reserves on your books, the Seller's books and FIRSTPLUS FINANCIAL GROUP, INC.'s books in respect of taxes and other governmental charges are, in your opinion, adequate.

          j. INVESTMENT COMPANY ACT. You are not an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          k. CHIEF EXECUTIVE OFFICE. Your chief executive office on the date hereof is located at Nevada Corporate Management, Inc., 3773 Howard Hughes Parkway, Suite 300 North, Las Vegas, Nevada 89109.

          l. LOCATION OF BOOKS AND RECORDS. The location where you keep your books and records, including all computer tapes and records relating to the Collateral is your chief executive office.

          m. TRUE AND COMPLETE DISCLOSURE. The information, reports, financial statements, exhibits and schedules furnished in writing by you or on your behalf in connection with or pursuant to this Loan and Security Agreement or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished to us after the date hereof by you or on your behalf in connection with this Loan and Security Agreement and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to any of your responsible officers, after due inquiry, that could reasonably be expected to have a material adverse effect on your financial condition that has not been disclosed herein, or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to us for use in connection with the transactions contemplated hereby.

          n. TANGIBLE NET WORTH. As of the date hereof, your Tangible Net Worth is not less than $2,000.

          o. SOLVENCY. You are solvent and will not be rendered insolvent by any obligation to repay an Advance and, after giving effect to any such Advance, you will not be left with an unreasonably small amount of capital with which to engage in your business. You do not intend to incur, or believe that you have incurred, debts beyond your ability to pay such debts as they mature. You are not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official with respect to you or any of your assets. You are not transferring any Collateral with any intent to hinder, delay or defraud any of your creditors.

          p. NO ADDITIONAL OBLIGATION OF OURS. We will not be required as a result of taking a pledge of Collateral to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which we currently are not so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

          q. COLLATERAL SECURITY. You have not assigned, pledged, or otherwise conveyed or encumbered any Collateral to any other Person, and immediately prior to any transfer of Collateral to us, you were the sole owner of such Collateral, had good and marketable title thereto and owned such Collateral free and clear of all pledges, liens, security interests, encumbrances, charges and other adverse claims and upon transfer of each Mortgage Note, endorsed in blank by one of your duly authorized officers, to us or to our Custodian, we shall obtain a valid, first priority security interest in such Collateral. Upon the filing of financing statements on Form UCC-1 naming us as "Secured Party" and you as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on SCHEDULE 5 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all of your right, title and interest in, to and under such Collateral which can be perfected by filing under the Uniform Commercial Code. The provisions of this Loan and Security Agreement are effective to create in our favor a valid first priority perfected security interest in all your right, title and interest in, to and under the Collateral.

          r. NO OTHER BROKERS. Other than as disclosed in writing to us, you have not dealt with any broker, investment banker, agent or other person, except for us or our authorized representatives, who may be entitled to any commission or compensation in connection with the Advance.

          s. ERISA. Neither you nor any Subsidiary shall maintain, sponsor, form or contribute to any Plan or Multiemployer Plan under the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended and any other Federal or state law.

          t. ORDINARY COURSE. All Advances are incurred and will be repaid at maturity, in the ordinary course of your business out of the cash flow generated in the normal day-to-day conduct and operations of your business which includes sales of the Assets in the ordinary course of your business.

          u. NO ADVERSE SELECTION. You have not selected the Collateral in a manner so as to affect adversely our interests.

          21. CUSTODIAL AGREEMENT REPRESENTATIONS AND WARRANTIES. As of the date hereof, the date of any Advance hereunder and as of the date of each delivery of Additional Collateral pursuant to Section 7 hereof, you represent and warrant to us:

          (a) All representations and warranties set forth in the Custodial Agreement are true and correct. Such representations and warranties set forth in the Custodial Agreement shall survive delivery of the respective Collateral to us.

          (b) The representations and warranties set forth on SCHEDULE 4 hereto are true and correct as of each date Market Value is determined by us.

          22. YOUR COVENANTS. You covenant and agree with us that, so long as any Advance is outstanding and until payment in full of all Secured
Obligations:

          a.   FINANCIAL STATEMENTS.  You shall deliver to us:

          (i) all financial statements as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each of FIRSTPLUS FINANCIAL GROUP, INC.'s fiscal years, the unaudited consolidated balance sheets of FIRSTPLUS FINANCIAL GROUP, INC. as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for FIRSTPLUS FINANCIAL GROUP, INC. for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of one of its Responsible Officers, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of the operations of FIRSTPLUS FINANCIAL GROUP, INC. in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

          (ii) as soon as available and in any event within 90 days after the end of each of FIRSTPLUS FINANCIAL GROUP, INC.'s fiscal years, its consolidated balance sheets as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for FIRSTPLUS FINANCIAL GROUP, INC. for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of the operations of FIRSTPLUS FINANCIAL GROUP, INC. as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

          (iii) from time to time such other information regarding your financial condition, operations, or business or that of FIRSTPLUS FINANCIAL GROUP, INC. as we may reasonably request.

          (iv) any public Securities and Exchange Commission filings made in respect of you or FIRSTPLUS FINANCIAL GROUP, INC.

You will furnish to us, at the time you furnishes each set of financial statements pursuant to paragraphs (i) and (ii) above, a certificate of one of your Responsible Officers and one of FIRSTPLUS FINANCIAL GROUP, INC.'s Responsible Officers to the effect that, to the best of such Responsible Officer's knowledge, during such fiscal period or year the applicable entity has observed or performed all of the covenants applicable to such entity and other agreements, and satisfied every condition, contained in this Loan and Security Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action you have taken or proposes to take with respect thereto).

          a. LITIGATION. You will promptly, and in any event within 10 days after service of process on any of the following, give us notice of all legal or arbitrable proceedings affecting you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC., or any Subsidiary thereof that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect.

          b.   EXISTENCE, ETC.  You will:

          (i) preserve and maintain your legal existence and all of your material rights, privileges, licenses and franchises (provided that nothing in this Section 22(c) shall prohibit any transaction expressly permitted under Section 22(d) hereof);

          (ii) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a material adverse effect on your Property, business or financial condition, or prospects;

          (iii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

          (iv) not move your chief executive office from the address referred to in Section 20(k) unless you shall have provided us 30 days' prior written notice of such change;

          (v) pay and discharge all taxes, assessments and governmental charges or levies imposed on you or on your income or profits or on any of your Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

          (vi) permit our representatives, during normal business hours, to examine, copy and make extracts from your books and records, to inspect any of your Properties, and to discuss your business and affairs with your officers, all to the extent reasonably requested by us pursuant to Section 35 hereof.

          a. PROHIBITION OF FUNDAMENTAL CHANGES. Unless previously agreed in writing by us, you shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve yourself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of your assets; PROVIDED, that you may merge or consolidate with (i) any wholly owned subsidiary of yours, or (ii) any other Person if you are the surviving corporation; and PROVIDED FURTHER, that if after giving effect thereto, no Default would exist hereunder.

          b. MARGIN DEFICIT. If at any time there exists a Margin Deficit, you shall cure same in accordance with Section 7 hereof.

          c.   NOTICES.  You shall give notice to us:

          (i) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default;

          (ii) with respect to any Collateral pledged to us hereunder, promptly upon receipt of any principal prepayment (in full or partial) of such pledged Collateral;

          (iii) with respect to any Collateral pledged to us hereunder, promptly upon receipt of notice or knowledge that the underlying Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Market Value of such pledged Collateral; and

          (iv) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral or (iii) any event or change in circumstances which could reasonably be expected to have a material adverse effect on your Property, business or financial condition or prospects.

          (v) promptly upon receipt or notice or knowledge of any default by the Servicer or the Seller under the FIRSTPLUS Purchase Agreement, the FIRSTPLUS Servicing Agreement or any other material agreement to which the Seller or FIRSTPLUS FINANCIAL GROUP, INC. is a party.

          Each notice pursuant to this Section shall be accompanied by a statement of one of your Responsible Officers setting forth details of the occurrence referred to therein and stating what action you have taken or propose to take with respect thereto.

          a. REPORTS. You shall provide us with a quarterly report, which report shall include, among other items, a summary of your delinquency and loss experience with respect to all residential mortgage loans serviced by you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC., any Servicer or any designee of either, plus any such additional reports as we may reasonably request with respect to you. All reports shall be delivered in electronic format. You also agree to provide us, on a monthly basis, detailed investor remittance reports as it relates to the Pledged Securities.

          b. UNDERWRITING GUIDELINES. You shall provide us promptly with any modification or amendment to the Underwriting Guidelines.

          c. TRANSACTIONS WITH AFFILIATES. You will not enter into any transaction, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (i) otherwise permitted under the FIRSTPLUS Purchase Agreement, the FIRSTPLUS Servicing Agreement and this Loan and Security Agreement, (ii) in the ordinary course of your business, and (iii) upon fair and reasonable terms no less favorable to you than you would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 22(i) to any Affiliate. In no event shall you pledge to us hereunder any Collateral acquired by you from an Affiliate of yours, other than Collateral acquired pursuant to the FIRSTPLUS Purchase Agreement.

          d. LIMITATION ON LIENS. You will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan and Security Agreement, and you will defend our right, title and interest in and to any of the Collateral against the claims and demands of all persons whomsoever.

          e. LIMITATION ON GUARANTEES. You shall not create, incur, assume or suffer to exist any Guarantees.

          f. LIMITATIONS ON DISTRIBUTIONS. (i) To the extent such action shall result in a Default or (ii) after the occurrence and during the continuation of any Event of Default, you shall not make any payment on account of, or set apart assets for, a dividend, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of yours, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in your obligations.

          g. MAINTENANCE OF TANGIBLE NET WORTH. You shall not permit your Tangible Net Worth at any time to be less than $2,000.

          h. MAINTENANCE OF PROFITABILITY. You shall not permit, for any period of three consecutive fiscal quarters (each such period, a "TEST PERIOD"), Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00.

          i. SERVICING TAPE. You shall provide to us on a monthly basis a computer readable magnetic tape containing servicing information, including without limitation those fields specified by us from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Collateral serviced by you or any Servicer.

          j. SPECIAL PURPOSE ENTITY. You shall (a) own no assets, and will not engage in any business, other than the assets and transactions specifically contemplated by this Loan and Security Agreement and the Loan Documents; (b) not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than pursuant hereto; (c) not make any loans or advances to any third party, and shall not acquire obligations or securities of your Affiliates; (d) pay your debts and liabilities (including, as applicable, shared personnel and overhead expenses) only from your own assets; (e) comply with the provisions of your organizational documents; (f) do all things necessary to observe organizational formalities and to preserve your existence, and will not amend, modify or otherwise change your organizational documents, or suffer same to be amended, modified or otherwise changed, without our prior written consent which shall not be unreasonably withheld; (g) maintain all of your books, records, financial statements and bank accounts separate from those of your Affiliates; (h) be, and at all times will hold yourself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding your status as a separate entity, shall conduct business in your own name, shall not identify yourself or any of your Affiliates as a division or part of the other and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks; (i) maintain adequate capital for the normal obligations reasonably foreseeable in a business of your size and character and in light of your contemplated business operations; (j) not engage in or suffer any change of ownership, dissolution, winding up, liquidation, consolidation or merger in whole or in part; (k) not commingle your funds or other assets with those of any Affiliate or any other Person; (l) maintain your assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify your individual assets from those of any Affiliate or any other Person; (m) not and will not hold yourself out to be responsible for the debts or obligations of any other Person; and (n) cause each of your direct and indirect owners to agree not to (i) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding with respect to you; institute any proceedings under any applicable insolvency law or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally with respect to you; (ii) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for you or a substantial portion of your Properties; or
(iii) make any assignment for the benefit of your creditors.

          k. MONITORING OF COLLATERAL COMPOSITION. You shall use your best efforts to monitor the composition of all Mortgage Loans posted by you as Collateral hereunder so that such Mortgage Loans shall have characteristics that, in the aggregate, are consistent with the Seller's or FIRSTPLUS FINANCIAL GROUP, INC.'s recent Securitization Transactions for residential mortgage loans.

          l. ORDINARY COURSE OF BUSINESS. You shall incur all Advances and repay on the applicable Loan Maturity Date each Advance in the ordinary course of your business out of the cash flow generated in the normal day-to-day conduct and operations of your business which includes sales of the Assets in the ordinary course of your business.

          m. ERISA. Neither you nor any Subsidiary shall maintain, sponsor, form or contribute to any Plan or Multiemployer Plan under the applicable provisions of the ERISA and any other federal or state law.

          23. NOTICES. All communications hereunder shall be in writing and mailed, telecopied or delivered to the address specified on SCHEDULE 1 hereto for you and for us, or as to each party, to such other address as may be designated by such party in a written notice to the other party. Written communication shall be effective upon receipt unless such communication is mailed in which case it shall be effective three Business Days after deposit in first class mail.

          24. ASSIGNMENT. (a) We may assign to one or more banks or other entities all or any part of, our rights and obligations hereunder, or may grant participations to one or more banks or other entities in or to all or any part of, any Advance or Advances hereunder and under the Note. You may not assign your rights or obligations hereunder or any interest herein.

          (b) We may, in accordance with applicable law, at any time sell to one or more lenders or other entities ("PARTICIPANTS") participating interests in (i) any Advance, the Note, or any other interest of our hereunder and under the other Loan Documents or (ii) our right to make Advances, provided that for purposes of this subclause (ii), the Participant is given an Investment Grade Rating by both Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc. or Moody's Investor's Service, Inc. In the event of any such sale by us of participating interests to a Participant, our obligations under this Loan and Security Agreement to you shall remain unchanged, we shall remain solely responsible for the performance thereof, we shall remain the holder of the Note for all purposes under this Loan and Security Agreement and the other Loan Documents, and we and you shall continue to deal solely and directly with us in connection with our rights and obligations under this Loan and Security Agreement and the other Loan Documents. You agree that if amounts outstanding under this Loan and Security Agreement and the Note are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Loan and Security Agreement and the Note to the same extent as if the amount of its participating interest were owing directly to it as a lender under this Loan and Security Agreement or the Note; PROVIDED, that such Participant shall only be entitled to such right of set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with us the proceeds thereof. We agree that each Participant shall be entitled to the benefits of Section 25 with respect to its participation in the Advances outstanding from time to time; PROVIDED, that we and all Participants shall be entitled to receive no greater amount in the aggregate pursuant to such Section 25 than we would have been entitled to receive had no such transfer occurred.

          (c) We may furnish any information concerning you or any of your Affiliates in our possession from time to time to assignees and participants (including prospective assignees and participants).

          (d) You agree to cooperate with us in connection with any such assignment and/or participation, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan and Security Agreement and the other Loan Documents in order to give effect to such assignment and/or participation.

          25.  INDEMNIFICATION AND EXPENSES.

          (a) You agree to hold us harmless from and indemnify us against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against us (collectively, the "COSTS") relating to or arising out of this Loan and Security Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan and Security Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than our gross negligence or willful misconduct. Without limiting the generality of the foregoing, you agree to hold us harmless from and indemnify us against all Costs with respect to all Collateral relating to or arising out of any violation or alleged violation of any environmental law, any consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, or any other rule or regulation that, in each case, results from anything other than our gross negligence or willful misconduct. In any suit, proceeding or action brought by us in connection with any item of Collateral for any sum owing thereunder, or to enforce any provisions of any item of Collateral, you will save, indemnify and hold us harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by us of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from you. You also agree to reimburse us as promptly after being billed by us for all of our costs and expenses incurred in connection with the enforcement or the preservation of our rights under this Loan and Security Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of our counsel. You hereby acknowledge that, notwithstanding the fact that the Note is secured by the Collateral, your obligation under the Note is a recourse obligation. We will use reasonable efforts to give you notice of any counsel hired in connection with the enforcement of this Section 25(a).

          (b) You agree to pay promptly after being billed by us all of the out-of-pocket costs and expenses incurred by us in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan and Security Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith.
 You agree to pay as and when billed by us all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation
(i) all the reasonable fees, disbursements and expenses of our counsel, not to exceed $50,000, and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by us with respect to Collateral under this Loan and Security Agreement, including, but not limited to, those costs and expenses incurred by us pursuant to Sections 25(a), 34 and 35 hereof.

          26. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

          a. you shall fail to pay any amount due hereunder or under the Note when the same becomes due and payable (whether at stated maturity, upon acceleration or at mandatory or optional prepayment), or shall fail to provide to us Additional Collateral pursuant to Section 7 hereof; or

          b. any representation or warranty or certification made or deemed made herein or in any other Loan Document by you (or any of your officers), the Seller or FIRSTPLUS FINANCIAL GROUP, INC. in connection with any Advance or otherwise in connection with the Note shall prove to have been incorrect, false or misleading in any material respect when made (other than the representations and warranties set forth in SCHEDULE 4, which shall be considered solely for the purpose of determining the Market Value of the Collateral; unless you shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or

          c. you shall, without our prior written consent, convey, transfer, lease or dispose of (whether in one transaction or in a series of transactions) all or substantially all of your assets to, any person or entity; or

          d. you shall fail to perform or observe, admit your inability to perform or observe or state your intention not to perform or observe any other material term, covenant or agreement in connection with any Advance or otherwise in connection with the Note on your part to be performed or observed; or

          e. a judgment by a court of competent jurisdiction for the payment of money (i) in excess of $200,000 is rendered against any of your Affiliates or (ii) of any amount is rendered against you, and the same remains undischarged, unpaid or unbonded for a period of thirty (30) days during which execution of such judgment is not effectively stayed; or

          f. this Loan and Security Agreement shall for any reason not create, or shall cease to create, a valid, perfected first priority security interest in our favor in any of the Collateral (other than the Mortgages on the Mortgaged Property), or you shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or

          g. the Custodial Agreement, any Loan Document, the FIRSTPLUS Purchase Agreement or the FIRSTPLUS Servicing Agreement shall for whatever reason be terminated (and, with respect to termination of the Custodial Agreement, no other custodial agreement or arrangement reasonably acceptable to the Lender for the physical possession of the Collateral shall have been made) or cease to be in full force and effect, or the enforceability thereof shall be contested by you; or

          h. you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC. shall be in default under any material note, indenture, loan agreement, guaranty, swap agreement or any other contract to which it is a party, which default (i) involves the failure to pay a matured obligation, or (ii) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract; or

          i. either (A) the Seller or FIRSTPLUS FINANCIAL GROUP, INC. shall merge or consolidate into any entity unless (i) the surviving or resulting entity shall be a corporation or partnership organized under the laws of the United States or any state thereof, (ii) such entity expressly assumes by written agreement, in form and substance satisfactory to us in our sole discretion, the performance of all of their respective duties and obligations under the Loan Documents, the FIRSTPLUS Purchase Agreement or the FIRSTPLUS Servicing Agreement, to which it is a party, and (iii) such entity is at least as creditworthy as you, as determined by us in our sole and absolute discretion; or (B) you shall merge or consolidate into any entity; or

          j. any act, event, or circumstance shall occur which, in our reasonable judgment, would have a (i) material adverse effect on (A) your creditworthiness or the creditworthiness of the Seller or FIRSTPLUS FINANCIAL GROUP, INC., (B) your ability to perform your obligations under this Loan and Security Agreement in a prompt and timely manner, (C) the characterization, convertibility, marketability, liquidity or value of any Collateral; or

          k. any change or development involving a prospective change in taxation or other applicable law or regulation or interpretation thereof in the United States directly affecting the Collateral or the consequences of our holding a security interest in, the Collateral; the imposition of exchange controls by the United States, that directly affects the Collateral or the consequences of our holding a security interest in the Collateral; or the imposition of exchange controls by the United States, that directly affects the financial markets of the United States, and makes it, in our sole judgment, inadvisable or impracticable to enter into the transactions contemplated by this Loan and Security Agreement; or

          l. you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC. shall generally not pay your debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against it seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property; or it shall take any corporate action to authorize any of the actions set forth above in this subsection (l); or

          m. you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC.(i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of your or their creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

          n. a proceeding or case shall be commenced against you, the Seller or FIRSTPLUS FINANCIAL GROUP, INC., without application or consent of you or such entity, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of it or of all or any substantial part of its property, or (iii) similar relief in respect of you or any such entity under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against you or any such Subsidiary shall be entered in any involuntary case under the Bankruptcy Code; or

          o. FIRSTPLUS FINANCIAL GROUP, INC. shall permit either: (i) its Tangible Net Worth at any time to be less than $150,000,000 or (ii) its Market Capitalization at any time to be less than $750,000,000 or (iii) its Debt-to-Equity Ratio at any time to be greater than 8:1 as adjusted or replaced in accordance with the formula set forth on Schedule 6.

          p. the Servicer shall fail to service the Mortgage Loans in accordance with Accepted Servicing Practices or shall fail to comply with the terms of the FIRSTPLUS Servicing Agreement in any material respect or the Seller or FIRSTPLUS FINANCIAL GROUP, INC. shall fail to comply with the terms of the FIRSTPLUS Purchase Agreement in any material respect; or

          q. you shall fail to comply with the requirements of Section 22(c)(i), Section 22(d), Section 22(e), Section 22(f), or Sections 22(h) through (s) hereof; or you shall otherwise fail to comply with the requirements of Section 22(c) hereof and such default shall continue unremedied for a period of five Business Days; or you shall fail to observe or perform any other covenant or agreement contained in this Loan and Security Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven Business Days; or

          r. any of the facts, assumptions, representations or certifications referenced or set forth, or otherwise relied upon, in that certain opinion of Jenkens & Gilchrist regarding the non-consolidation of you with any of your shareholders in the event of an insolvency of any shareholder, dated December 13, 1997 and addressed to us, shall be materially false or untrue; then in any such event:

     a)   (i)   We may declare the Note, and all amounts payable thereunder to be forthwith due and payable, together with all interest thereon and fees and expenses accruing under this Loan and Security Agreement, whereupon the Note and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind all of which you hereby expressly waive; PROVIDED, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to you under the Bankruptcy Code, the Note and all such other amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by you.

     b) (ii) After one Business Day's notice to you (which notice need not be given if an actual or deemed order of relief has occurred with respect to you under the Bankruptcy Code or if you fail to meet your obligations under Section 7 hereof), we may to the extent permitted by applicable law, immediately sell, without notice or demand of any kind, at a public or private sale and at such price or prices as we may reasonably deem satisfactory any or all Collateral.

     c) (iii) we shall have the right to obtain physical possession of the Servicing Records and all other of your files relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into your possession or any third party acting for you and you shall deliver to us such assignments as we shall request.

     d) (iv) Because you recognize that it may not be possible to purchase or sell all of the Collateral on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Collateral may not be liquid, you agree that liquidation of the Collateral does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, we may elect, in our sole discretion, the time and manner of liquidating any Collateral and nothing contained herein shall (A) obligate us to liquidate any Collateral on the occurrence of an Event of Default or to liquidate all Collateral in the same manner or on the same Business Day or (B) constitute a waiver of any of our rights or remedies. However, in recognition of our agreement that the transactions hereunder have been entered into in consideration of and in reliance upon the fact that all Advances hereunder constitute a single business and contractual relationship and that each Advance has been entered into in consideration of the other Advances, we agree that we shall use our best efforts to liquidate all Collateral hereunder upon the occurrence of an Event of Default as quickly as is prudently possible in our reasonable judgment.

     e)   (v)   We shall, without regard to the adequacy of the security for your obligations under this Loan and Security Agreement, be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Collateral or any portion thereof, and collect the payments due with respect to the Collateral or any portion thereof. You shall pay all costs and expenses incurred by us in connection with the appointment and activities of such receiver.

     f) (vi) We may obtain an injunction or an order of specific performance to compel you to fulfill your obligations, if you fail or refuse to perform your obligations as set forth therein.

     g) (vii) You shall be liable to us for the amount of all damages and expenses, including reasonable legal or other expenses incurred by us in connection with or as a consequence of an Event of Default.

     h) (viii) We shall have all the rights and remedies provided herein, provided by applicable federal, state, foreign, and local laws (including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, to the extent that the Uniform Commercial Code is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between us.

          27. NO RELIANCE. Each of us hereby represents and warrants to the other that in connection with the negotiation of, the entering into, and the performance under, this Loan and Security Agreement:

          (a) It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party hereto, other than the representations expressly set forth herein;

          (b) It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Advance) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party hereto;

          (c) It is a sophisticated and informed institution that has a full understanding of all the terms, conditions and risks (economic and otherwise) here and is capable of assuming and willing to assume (financially and otherwise) those risks;

          (d) It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party hereto, and has not given the other party hereto (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of this Loan and Security Agreement or any Advance.

          28. NEW YORK LAW. THIS LOAN AND SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES).

          29. NO BANKRUPTCY SUITS. You agree that you will not institute against or join any other person in instituting against us any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by us is paid in full.

          30. RATINGS. At our option, we may, upon notice that either Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. or Moody's Investor's Service, Inc. has (i) lowered or downgraded your short term commercial paper or corporate bond or other short term rating from its level as of the date hereof, or such rating of the Seller and/or FIRSTPLUS FINANCIAL GROUP, INC. or (ii) placed your securities or those of the Seller and/or FIRSTPLUS FINANCIAL GROUP, INC. on a watch list of securities singled out for surveillance, with either negative or developing implications in a Ratings Category, amend SCHEDULE 1 hereof to provide for an amended "FACILITY AMOUNT" and/or "APPLICABLE SPREADS" and/or amend Section 7 hereof to provide for an increased Margin Percentage.

          31. CORPORATE OBLIGATIONS. The obligations under this Loan and Security Agreement are solely our corporate obligations. No recourse shall be had for the payment of any amount owing by us hereunder or any other obligation or claim of or against us arising out of or based upon this Loan and Security Agreement against any of our stockholders, employees, officers, directors, incorporators or agents.

          32. CORPORATE OBLIGATIONS OF BORROWER. Your obligations under this Loan and Security Agreement are solely your corporate obligations. No recourse shall be had for the payment of any amount owing by you hereunder or any other obligation or claim of or against you arising out of or based upon this Loan and Security Agreement against any of your stockholders, employees, officers, directors, incorporators or agents.

          33. JURISDICTION. You irrevocably agree that any legal action, suit or proceeding against us arising out of this Loan and Security Agreement may be brought in the United States District Court located in the City of New York, New York or in the courts of the State of New York and hereby irrevocably accept and submit to the non-exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any action, suit or proceeding for you and in respect of your properties, assets and revenues. You further irrevocably agree to the service of any legal process, summons, notices and documents out of any of the aforesaid courts by mailing copies thereof by registered or certified air mail, postage prepaid, to you at your address designated pursuant to this Agreement. Nothing herein shall in any way be deemed to limit our ability to serve any such legal process, summons, notices and documents in any other manner, as may be permitted by applicable law or to obtain jurisdiction over you, or bring actions, suits or proceedings against you in such other jurisdictions, and in such manner, as may be permitted by applicable law.

          34.  SERVICING.

          (a) You covenant to maintain or cause the servicing of the Collateral to be maintained in conformity with accepted and prudent servicing practices in the industry for the same type of mortgage loans as the Collateral and in a manner at least equal in quality to the servicing you provide for Collateral which you own. In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earliest of
(i) an Event of Default, (ii) the date on which all the Secured Obligations have been paid in full or (iii) the transfer of servicing approved by us.

          (b) If the Collateral is serviced by you, (i) you agree that we are the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Collateral (the "SERVICING RECORDS"), and (ii) you grant us a security interest in all servicing fees and rights relating to the Collateral and all Servicing Records to secure your obligation or your designee to service in conformity with this

Section and any other of your obligations to us. You covenant to safeguard such Servicing Records and to deliver them promptly to us or our designee (including the Custodian) at our request.

          (c) The Collateral consisting of Mortgage Loans may be serviced by a third-party servicer (such third-party servicer, the "SERVICER"), provided that, (i) you provide a copy of the servicing agreement to us, which shall be in form and substance acceptable to us (the "SERVICING AGREEMENT"); (ii) you hereby irrevocably assign to us and our successors and assigns all of your right, title, interest in, to and under, and the benefits of, any Servicing Agreement with respect to the Collateral; (iii) such Servicer is acceptable to us; (iv) the servicing fee is no greater than 1.00%, per annum, accrued on the outstanding Eligible Mortgage Loan balance; and (v) upon an Event of Default, we reserve the sole right to terminate the Servicer and appoint a successor Servicer.

          (d) Upon the occurrence of an Event of Default and to the extent that you have the right to assign a successor servicer under any Pooling and Servicing Agreement, you hereby grant and assign to us such rights.

          (e) You shall provide to us a letter from you or the Servicer, to the effect that upon the occurrence of an Event of Default, we may terminate any Servicing Agreement and transfer servicing to our designee, at no cost or expense to us, it being agreed that you will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to our designee.

          (f) After the Funding Date, until the pledge of any Collateral is relinquished by us or the Custodian, as applicable, you will have no right to modify or alter the terms of such item of Collateral and you will have no obligation or right to repossess such Collateral or substitute another item of Collateral, except as expressly provided herein or in the Custodial Agreement.

          (g) In the event you or your Affiliate is servicing the Collateral, you shall permit us to inspect you or your Affiliate's servicing facilities, as the case may be, for the purpose of satisfying us that you or your Affiliate, as the case may be, has the ability to service the Collateral as provided in this Loan and Security Agreement.

          (h) You shall indemnify and hold us harmless from any liability resulting from any failure on your part to comply with your obligations under this section.

          35. PERIODIC DUE DILIGENCE REVIEW. We and/or a third-party contractor will periodically (i) perform due diligence of your and Seller's origination and underwriting standards and facilities, (ii) perform due diligence of the Servicer's facilities and servicing procedures, (iii) underwrite a portion of the Mortgage Loans on a sample basis and (iv) perform any other due diligence we may deem necessary, in our sole discretion. You will reimburse us for all costs associated with such reviews. You acknowledge that we have the right to perform continuing due diligence reviews with respect to the Collateral, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and you agree that upon reasonable (but no less than three (3) Business Days', but if a Default shall have occurred and be continuing then one (1) Business Day's) prior notice to you, we or our authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Collateral Files and any and all documents, records, agreements, instruments or information relating to such Collateral in the possession or under your control and/or the control of the Custodian. You also shall make available to us and our authorized representatives a knowledgeable financial, credit or accounting officer for the purpose of answering questions respecting the Collateral Files and the Collateral. Without limiting the generality of the foregoing, you acknowledge that we may make Advances to you based solely upon the information provided by you to us in the Collateral Tape and the representations, warranties and covenants contained herein, and that we, at our option, have the right at any time to conduct a partial or complete due diligence review on some or all of the Collateral securing such Advance, including without limitation ordering new credit reports and new appraisals on the related Properties and otherwise re-generating the information used to originate such Collateral. We may underwrite such Collateral ourselves or engage a third party underwriter to perform such underwriting. You agree to cooperate with us and any third-party underwriter in connection with such underwriting, including, but not limited to, providing us and any third-party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Collateral in your possession, or under your control. You further agree that you shall reimburse us for any and all out of pocket costs and expenses incurred by us and our authorized representatives in connection with our activities pursuant to this Section 35. You further agree that you shall reimburse us for any and all out-of-pocket costs and expenses incurred by us in connection with our activities pursuant to this Section 35 up to an amount equal to $75,000 per annum (the "DUE DILIGENCE CAP"); provided that, in the event that a Default shall have occurred, you shall reimburse us for all Due Diligence Costs and no such Due Diligence Cap shall apply.

          36. WAIVER. No failure on our part to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          37. AMENDMENTS. Except as otherwise expressly provided in this Loan and Security Agreement, any provision of this Loan and Security Agreement may be modified or supplemented only by an instrument in writing signed by you and us and any provision of this Loan and Security Agreement may be waived by us in our sole discretion.

          38. SURVIVAL. Your obligations under Sections 25 and 29 hereof shall survive the repayment of the Advances and the termination of this Loan and Security Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and we shall not be deemed to have waived, by reason of making any Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that we may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

          39. CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan and Security Agreement.

          40. COUNTERPARTS. This Loan and Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan and Security Agreement by signing any such counterpart.

          41. LOAN AND SECURITY AGREEMENT CONSTITUTES SECURITY AGREEMENT. This Loan and Security Agreement shall constitute a security agreement within the meaning of the Uniform Commercial Code.

          42. WAIVER OF JURY TRIAL. EACH OF YOU AND US HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AND SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          43. HYPOTHECATION OR PLEDGE OF LOANS. We shall have free and unrestricted use of all Collateral and nothing in this Loan and Security Agreement shall preclude us from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral; provided, however, that the Collateral is unique and we agree to return it in accordance with the provisions of this Loan Agreement. Nothing contained in this Loan and Security Agreement shall obligate us to segregate any Collateral delivered to us by you.

          If the terms of this Loan and Security Agreement are satisfactory to you, please indicate your agreement and acceptance thereof by signing a counterpart of this Loan and Security Agreement and returning it to us.

                                       Very truly yours,

                                       GERMAN AMERICAN CAPITAL CORPORATION


                                       By:  /s/
                                            ------------------------------------
                                            Name: John Shane
                                            Title: Vice President

Agreed and Accepted:

FIRSTPLUS Special Funding Corp.

By:  /s/
     -----------------------------
     Name: Barry Tenenholtz
     Title: Senior Vice-President

                                   SCHEDULE 1
                                      to
                          Loan and Security Agreement
                         dated as of December 13, 1997

between FIRSTPLUS Special Funding Corp. and German American Capital
Corporation

          (i)  For the purpose of this Loan and Security Agreement:

               The "FACILITY AMOUNT" secured by the following Collateral is:

               (a)  Eligible Mortgage Loans:

                    $1,500,000,000 minus the aggregate Advances secured by such Collateral outstanding under the Uncommitted Facility Transaction Documents,

               (b)  Eligible Subordinated Securities:

                    $100,000,000 minus the aggregate Advances secured by such Collateral outstanding under the Uncommitted Facility Transaction Documents

          The "MINIMUM ADVANCE AMOUNT" is $10,000,000.

          The "REQUESTING DEADLINE" is 12:00 p.m., New York City time, one (1) Business Day prior to the requested Funding Date.

          The "APPLICABLE SPREAD" secured by the following Collateral is:

               (a)  Eligible Mortgage Loans:

                    0.50%; provided that in the event that any Securitization Transaction fails to satisfy the DMG Underwriting Mandate, such Applicable Spread shall be increased retroactively with respect to Advances secured by Assets covered by such Securitization Transaction for the period of time during which such Assets secured such Advances such Applicable Spread shall increase by 1.25% to equal 1.75%;

               (b)  Eligible Subordinated Securities:

                    1.75%; provided that in the event that any Securitization Transaction fails to satisfy the DMG Underwriting Mandate, such Applicable Spread shall be increased retroactively with respect to Advances secured by Assets covered by such Securitization Transaction for the

                                     S1-1
                    period of time during which such Assets secured such Advances such Applicable Spread shall increase by 2.25% to equal 4.00%;

          The "MARGIN PERCENTAGE", as of any date secured by the following Collateral is:

               (a)  Eligible  Mortgage Loans:

                                       105.25%

               (b)  Eligible Subordinated Securities:

                                         154%

               (such percentages in no case to be less than 100%).

          (ii) For the purpose of Section 12 of this Loan and Security
          Agreement:

               The address for written communications to you is:

                    1600 Viceroy Drive
                    8th Floor
                    Dallas, Texas  75235-2306
                    Attention:          Ronald M Bendalin
                    Telephone:          (214) 599-6501
                    Fax:                (214) 599-7575
                    cc:                 Barry Tenenholtz

               The address for written communications to us is:

                    German American Capital Corporation
                    31 West 52nd Street
                    New York, New York  10019
                    Attention:
                    Telephone:
                    Fax:
                    cc:  Deutsche Bank A.G., as agent
                         31 West 52nd Street
                         New York, New York 10019
                         Attention:  Gregg Amoroso/Richard Uhlig
                         Telephone:  (212) 469-3987/(212) 469-6940
                         Fax:  (212) 469-7571/(212) 469-6933

                                     S1-2

          (iii)  For the purpose of Section 7 of this Loan and Security
          Agreement:

               The address for written communications to you is:

                    1600 Viceroy Drive
                    8th Floor
                    Dallas, Texas  75235-2306
                    Attention:  Ronald M Bendalin
                    Telephone:  (214) 599-6501
                    Fax: (214) 599-7575
                    cc:  Barry Tenenholtz

               The address for written communications to us is:

                    German American Capital Corporation
                    31 West 52nd Street
                    New York, New York  10019
                    Attention:
                    Telephone:
                    Fax:
                    cc:  Deutsche Bank A.G., as agent
                         31 West 52nd Street
                         New York, New York 10019
                         Attention:  Gregg Amoroso/Richard Uhlig
                         Telephone:  (212) 469-3987/(212) 469-6940
                         Fax:  (212) 469-7571/(212) 469-6933

          (iv) For purposes of this Loan and Security Agreement, if the Margin Notice Deadline is:

               (a) 10:00 A.M. New York City time, then the Margin Call Deadline is 3:00 P.M., New York City time on such Business Day.

               (b) 3:00 P.M. New York City time, then the Margin Call Deadline is 2:00 P.M., New York City time on the Business Day following such Margin Notice.

                                     S1-3

          (v) For purposes of this Loan and Security Agreement, instructions for wire transfer of funds to you shall be as set forth in the Request for Borrowing.

          For purposes of this Loan and Security Agreement, instructions for wire transfer of funds to us are:

               Name of Bank:  Bank of NYC
               Bank ABA Number:    021000018
               Borrower Number:    IOC-569,GSCS,DBC
               Attention:     Philip Hancock
               Reference:     FirstPlus





                                     S1-4

                                   SCHEDULE 2
                                      to
                         Loan and Security Agreement

                                 DEFINITIONS

          As used in the Loan and Security Agreement, the following terms shall have the following meanings (all terms defined in this SCHEDULE 2 or in other provisions of the Loan and Security Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

          "ACCEPTED SERVICING PRACTICES" shall mean with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          "ADDITIONAL COLLATERAL" shall have the meaning provided in Section 7 of the Loan and Security Agreement.

          "ADJUSTED DEBT" for any Person, as of any date, shall mean the aggregate amount outstanding of all Indebtedness of such Person, as determined in accordance with GAAP, provided that such amounts shall be reduced by Convertible Subordinated Debt of such Person.

          "ADJUSTED EQUITY" for any Person, as of any date, shall mean the sum of (a) shareholders' equity of such Person determined in accordance with GAAP and (b) Convertible Subordinated Debt of such Person.

          "ADVANCE" shall have the meaning provided in Section 1 of the Loan and Security Agreement.

          "AFFILIATE" shall mean any "affiliate" of you or us as such term is defined in the Bankruptcy Code.

          "APPLICABLE SPREAD" shall have the meaning provided on SCHEDULE 1 to the Loan and Security Agreement.

          "ASPEN" shall mean Aspen Funding Corp.

          "ASSETS" shall be the collective reference to Mortgage Loans and Pledged Securities.

          "ASSIGNMENT OF MORTGAGE" means, with respect to any mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage.

                                     S2-1

          "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

          "BORROWER" shall mean FIRSTPLUS Special Funding Corp.

          "BORROWER'S DESIGNATED PERSONS" shall have the meaning provided on EXHIBIT B-2 to the Loan and Security Agreement.

          "BORROWING BASE" shall mean the aggregate Market Value of all Eligible Assets. "BREAKAGE FEE" shall mean an amount equal to the sum of (a) the interest accrued on an "actual/360" basis, on the principal balance of any Advance (or portion thereof) prepaid, for the period commencing on the date such Advance is prepaid through your specified Loan Maturity Date, at a rate equal to the excess, if any of: (1) the rate of the applicable LIBOR Rate, determined as of the date such Loan Maturity Date was specified by you and (2) the rate of the LIBOR Rate as of the date such Advance is prepaid and
(b) all reasonable losses, expenses and liabilities that arise from prepayment of such Advance, including without limitation, any loss and expense on liabilities incurred by reason of liquidating or reemployment of deposits or other funds required by us to fund your Advances.

          "BUSINESS DAY" shall have the meaning provided in Section 5(b) of the Loan and Security Agreement.

          "CALCULATION AGENT" shall be an independent certified public accountant of recognized national standing or a credit worthy and reputable investment banking firm that shall be acceptable to Lender, in its sole discretion.

          "CAPITAL LEASE OBLIGATIONS" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan and Security Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "CASH COLLATERAL ACCOUNT" shall have the meaning assigned thereto in the Custodial Agreement.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "COLLATERAL" shall have the meaning provided in Section 9 of the Loan and Security Agreement.

          "COLLATERAL DOCUMENTS" shall mean, with respect to the items of Collateral, the documents comprising the Collateral File for such Collateral.

                                     S2-2

          "COLLATERAL FILE" shall have the meaning assigned thereto in the Custodial Agreement.

          "COLLATERAL SCHEDULE" shall have the meaning assigned thereto in the Custodial Agreement.

          "COLLATERAL SCHEDULE AND EXCEPTION REPORT" shall mean the collateral schedule and exception report prepared by the Custodian pursuant to the Custodial Agreement.

          "COLLATERAL SECURITY AGREEMENT" shall have the meaning provided in
Section 12 of the Loan and Security Agreement.

          "COLLATERAL TAPE" shall mean a computer-readable magnetic tape containing the information with respect to each item of Collateral, to be delivered by you to us pursuant to the Loan and Security Agreement, with tape fields as set forth in Annex 1 of the Custodial Agreement.

          "COLLATERAL VALUE" shall mean for any Collateral, the lesser of (a) the Market Value of such Collateral divided by the applicable Margin Percentage and (b) with respect to Collateral consisting of Mortgage Loans, 102% of the outstanding principal balance of such Collateral.

          "COLLECTION ACCOUNT" shall have the meaning assigned thereto in the Custodial Agreement.

          "CONVERTIBLE SUBORDINATED DEBT" for any Person, as of any date, shall mean certain unsecured subordinated obligations with conversion rights into securities of such Person that, in our sole good faith discretion, are deemed substantially similar to preferred or common stock.

          "COSTS" shall have the meaning provided in Section 25 of the Loan and Security Agreement.

          "CUSTODIAL AGREEMENT" shall mean the Custodial Agreement, dated as of the date hereof, among you, the Custodian and us, substantially in the form of EXHIBIT C hereto, as the same shall be modified and supplemented and in effect from time to time.

          "CUSTODIAN" shall mean Bank One, Texas, N.A., as custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

          "DAILY RESET LOANS" shall mean Advances for which you have failed to specify a Loan Maturity Date (pursuant to clause (b) of the definition thereof) and which shall bear interest at rates based on the rate referred to as the rate for Daily Reset Loans in the definition of LIBOR Base Rate.

          "DEBT-TO-EQUITY RATIO" for any Person, as of any date, shall be determined as Adjusted Debt of such Person divided by Adjusted Equity of such Person.

                                     S2-3

          "DEFAULT" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

          "DELINQUENT MORTGAGE LOAN" shall mean an Eligible Mortgage Loan in respect of which the scheduled payment of principal and/or interest is past due for a period in excess of 29 days, but not in excess of 59 days (without regard to grace periods).

          "DMG" shall mean Deutsche Morgan Grenfell Inc., or any successor in interest thereto.

          "DMG UNDERWRITING MANDATE" shall mean the agreement with respect to DMG's right to underwrite or privately place certain securitization and other collateralized term financing transactions as more particularly set forth in the Side Letter.

          "DOLLARS" and "$" shall mean lawful money of the United States of America.

          "DUE DILIGENCE REVIEW" shall mean our performance of any or all of the reviews permitted under Section 35 hereof with respect to any or all of the Collateral, the Seller or the Servicer as we desire from time to time.

          "EFFECTIVE DATE" shall mean the date upon which the conditions precedent set forth in SCHEDULE 3 shall have been satisfied.

          "ELIGIBLE ASSETS" shall be the collective reference to Eligible Mortgage Loans and Eligible Subordinated Securities.

          "ELIGIBLE MORTGAGE LOAN" shall mean a Mortgage Loan not previously pledged hereunder and subsequently released from our Lien hereunder or pledged under the Uncommitted Facility Transaction Documents and subsequently released to the lender's Lien thereof unless transferred under the Uncommitted Facility Transaction Documents pursuant to Section 4(b)(i) of the Loan and Security Agreement, originated in accordance with the Underwriting Guidelines and secured by a first or second lien on a one-to-four family residential property, as to which the representations and warranties in
Section 20(q) and Part I of Schedule 4 hereof are correct, and which, when aggregated with other such Mortgage Loans, has characteristics that, as of any date of determination, are consistent with Seller's recent residential mortgage loan Securitization Transactions.

          "ELIGIBLE SUBORDINATED SECURITIES" shall mean Subordinated Securities which arise from Seller's Securitization Transactions, which as of the securitization cut-off date, are secured by mortgage loans which would meet the requirements of Eligible Mortgage Loans, and where DMG, as lead manager or co-manager, has participated in the offering or placement of the related securities.

          "ERISA" shall have the meaning provided in Section 20(s) of the Loan and Security Agreement.

                                     S2-4

          "ERISA AFFILIATE" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which you are a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which you are a member.

          "EUROCURRENCY RESERVE REQUIREMENTS" shall mean, for any day as applied to a Daily Reset Loan, and for any Interest Period for any Advance other than a Daily Reset Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day or during such Interest Period, as applicable (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

          "EVENT OF DEFAULT" shall have the meaning provided in Section 26 of the Loan and Security Agreement.

          "FACILITY AMOUNT" shall have the meaning provided in Section 1 of the Loan and Security Agreement.

          "FIRST LIEN MORTGAGE LOAN" shall mean an Eligible Mortgage Loan secured by the lien on the Mortgaged Property, subject to no prior liens on such Mortgaged Property.

          "FIRSTPLUS PURCHASE AGREEMENT" shall mean that certain Purchase and Sale Agreement between you, the Seller and FIRSTPLUS FINANCIAL GROUP, INC. dated December 12, 1997.

          "FIRSTPLUS SERVICING AGREEMENT" shall mean that certain servicing Agreement between you and the Seller dated December 12, 1997.

          "FUNDING DATE" shall mean the date on which an Advance is made hereunder.

          "GACC" shall mean German American Capital Corporation or any successor thereto.

          "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over you, any of your Subsidiaries or any of your properties.

                                     S2-5

          "GUARANTEE" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance, other recoverable advances that are customary in accordance with Accepted Serving Practices or other obligations in respect of a Mortgaged Property, to the extent required by us. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "GUARANTEE" and "GUARANTEED" used as verbs shall have correlative meanings.

          "INCOME" shall mean, with respect to any Collateral at any time, any principal thereof and all interest, dividends or other distributions thereon.

          "INCOMPLETE DOCUMENTATION MORTGAGE LOAN" shall mean an Eligible Mortgage Loan for which the Custodian has not received an assignment in blank (an "Assignment") or endorsement in blank (an "Endorsement), provided however that for such Eligible Mortgage Loan (1) the related principal balance of such Mortgage Loan will have been fully disbursed to each Mortgagor prior to pledging such Mortgage Loan to us, (2) the Custodian shall have certified to its possession of the original Mortgage, Mortgage Note and all other original mortgage loan documentation as more particularly described in the Custodial Agreements except for an Assignment or Endorsement to us and (3) you shall deliver all remaining mortgage loan documentation to the Custodian within 7 Business Days subsequent to the date that such Mortgage Loan is pledged under the Loan and Security Agreement.

          "INDEBTEDNESS" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered;
(c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (i) Indebtedness of general partnerships of which such Person is a general partner.

                                     S2-6

          "INTEREST PERIOD" shall mean, with respect to any Advance, the period commencing on the Funding Date to but excluding the related Loan Maturity Date. No Interest Period may end after the Termination Date.

          "INTEREST RATE PROTECTION AGREEMENT" shall mean, with respect to any or all of the Mortgage Loans, any short sale of US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by you and an Affiliate of ours, and acceptable to us.

          "INVESTMENT GRADE RATING" shall mean, with respect to any Person's long term public senior debt securities, a rating of at least BBB- by Standard & Poor's Ratings Group or Baa3 by Moody's Investors Service, Inc.

          "LENDER" shall mean German American Capital Corporation, unless otherwise indicated.

          "LENDER'S DESIGNATED PERSONS" shall have the meaning provided on EXHIBIT B-1 to the Loan and Security Agreement.

          "LENDER'S MARGIN AMOUNT" shall mean the product of (a) the applicable Margin Percentage and (b) the related Advance.

          "LIBOR BASE RATE" shall mean, (a) for any Daily Reset Loan, with respect to each day such Advance is outstanding (or if such day is not a Business Day, the next succeeding Business Day), the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR on such DATE, and if such rate shall not be so quoted, the rate per annum at which we are offered Dollar deposits at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of our Advances are then being conducted for delivery on such day for a period of one month and in an amount comparable to the amount of the Advances to be outstanding on such day; or

          (b) for any Advance other than a Daily Reset Loan, with respect to each day during each Interest Period an Advance is outstanding (or if such day is not a Business Day, the next succeeding Business Day), the rate per annum equal to the rate appearing at page 3750 of the Telerate Screen as LIBOR Rate for the number of months closest to the duration of such Interest Period, rounded up, on the first day of such Interest Period, and if such rate shall not be so quoted, the rate per annum at which we are offered Dollar deposits for the aforementioned duration at or about 10:00 A.M., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of our Advances are then being conducted for delivery on such day for a comparable Interest Period and in an amount comparable to the amount of the Advances to be outstanding on such day.

                                     S2-7

          "LIBOR RATE" shall mean, (a) with respect to each day a Daily Reset Loan is outstanding, and (b) with respect to each day during each Interest Period pertaining to an Advance other than a Daily Reset Loan, a rate per annum determined by us in our sole discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as we determine shall be conclusive absent manifest error by us:

                                LIBOR BASE RATE
                    1.00 - Eurocurrency Reserve Requirements

          "LIEN" shall have the meaning provided in Section 11 of the Loan and Security Agreement.

          "LOAN AND SECURITY AGREEMENT" shall mean this Loan and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "LOAN DOCUMENTS" shall mean, collectively, this Loan and Security Agreement, the Note and the Custodial Agreement.

          "LOAN MATURITY DATE" shall mean either (a) a date specified by you in your Request for Borrowing which shall be no later than the 270th day following the Funding Date or (b) if no such Loan Maturity Date is specified therein, the third Business Day following such Funding Date.

          "MARGIN AMOUNT" shall mean, with respect to any date, the Market Value of the Collateral on such date minus the amount of Advances hereunder.

          "MARGIN DEFICIT" shall have the meaning provided in Section 7 of the Loan and Security Agreement.

          "MARGIN EXCESS" shall have the meaning provided in Section 7 of the Loan and Security Agreement.

          "MARGIN PERCENTAGE" shall have the meaning provided in SCHEDULE 1 hereto.

          "MARKET CAPITALIZATION" for any Person, as of any date, shall be determined as the product of (a) the then outstanding shares of common stock of such Person multiplied by (b) the closing common stock price (per share) of such Person as such date of determination.

          "MARKET VALUE" shall mean with respect to any Collateral as of any date, the dollar amount ascribed to such Collateral on that date by us in our sole good faith discretion; provided that:

          (a) the Market Value shall be deemed to be zero with respect to any item of Collateral:

          1)   which fails to meet the definition of Eligible Assets; or

                                     S2-8

          2) in respect of which there is a breach of a representation and warranty set forth on SCHEDULE 4 hereto (assuming each representation and warranty is made as of the date the Market Value is determined); or

          3) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 59 days (without regard to grace periods); or

          4) which is an Eligible Mortgage Loan and remains pledged to us under the Loan and Security Agreement later than 330 days after the date on which it is first included in the Collateral; or

          5) which is a Pledged Security and remains pledged to us under the Loan and Security Agreement later than 540 days after the date on which it is first included in the Collateral; or

          6) delivered to the Custodian and which has been released from the possession of the Custodian under the Custodial Agreement for a period in excess of 14 calendar days; or

          7) which is an Incomplete Documentation Mortgage Loan in respect of which the Custodian has failed to receive a complete Collateral File within seven (7) Business Days following the Applicable Funding Date;

          (b) the aggregate Market Value of Eligible Mortgage Loans that are Incomplete Documentation Mortgage Loans in excess of the lesser of (1) 5% of the aggregate outstanding principal balance of all Eligible Mortgage Loans and (2) $50,000,000, in either case, as of any date that Market Value is determined, shall be deemed to be zero;

          (c) the aggregate Market Value of Eligible Mortgage Loans that are Delinquent Mortgage Loans in excess of 3% of the aggregate Market Value of all Mortgage Loans, as of any date that Market Value is determined, shall be deemed to be zero; and

          (d) unless otherwise expressly agreed by us, the Market Value of any Collateral shall be zero if at any time such Collateral has been assigned a Market Value of zero.

          "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on
(a) your Property, business, operations, financial condition or prospects,
(b) your ability to perform your obligations under any of the Loan Documents to which you are a party, (c) the validity or enforceability of any of the Loan Documents, (d) our rights and remedies under any of the Loan Documents,
(e) the timely payment of the principal of or interest on the Advances or other amounts payable in connection therewith or (f) the Collateral.

          "MINIMUM ADVANCE AMOUNT" shall have the meaning provided in Section 2 of the Loan and Security Agreement.

                                     S2-9

          "MORTGAGE" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on the fee in real property securing the Mortgage Note.

          "MORTGAGE LOAN" shall mean a mortgage loan which the Custodian has been instructed to hold for us pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all of your right, title and interest in and to the Mortgaged Property covered by such Mortgage.

          "MORTGAGE NOTE" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

          "MORTGAGED PROPERTY" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

          "MORTGAGOR" shall mean the obligor on a Mortgage Note.

          "MULTIEMPLOYER PLAN" shall mean a Plan which is a Multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "NET INCOME" shall mean, for any period, your net income for such period as determined in accordance with GAAP.

          "NOTE" shall have the meaning provided in Section 1 of the Loan and Security Agreement.

          "PAYMENT DATE" shall mean (a) the 15th day of each calendar month (or if the 15th day is not a Business Day, than the next Business Day), commencing with the 15th day of the month following the month in which the first Funding Date occurs, and (b) the Termination Date. "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

          "PLAN" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which you or a commonly controlled entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

          "PLEDGED SECURITIES" shall mean the Subordinated Securities pledged to us hereunder from time to time and held by us as Collateral under the Loan and Security Agreement.

                                     S2-10

          "POOLING AND SERVICING AGREEMENT" shall mean any pooling and servicing agreement, sale and servicing agreement, trust agreement or other agreement pursuant to which the Mortgage Loans ultimately underlying any of the Pledged Securities are serviced or administered or the Pledged Securities are issued or exchanged.

          "POST-DEFAULT RATE" shall mean, in respect of the payment of any principal of any Advance or any other amount under this Loan and Security Agreement, the Note or any other Loan Document that is not paid when due to us (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 3% per annum PLUS the applicable LIBOR Rate for Daily Reset Loans for each day such Post-Default Rate shall apply.

          "PROPERTY" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "REQUEST FOR BORROWING" shall have the meaning provided in Section 2 of the Loan and Security Agreement.

          "REQUESTING DEADLINE" shall have the meaning provided in Section 2 of the Loan and Security Agreement.

          "RESPONSIBLE OFFICER" shall mean, as to any Person, the chief executive officer or senior vice president or, with respect to financial matters, the chief financial officer or treasurer of such Person.

          "SECOND LIEN MORTGAGE LOAN" shall mean an Eligible Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property.

          "SECURED OBLIGATIONS" shall have the meaning provided in Section 8 of the Loan and Security Agreement.

          "SECURITIZATION TRANSACTION" shall mean a securitization transaction backed by Mortgage Loans underwritten or placed on behalf of your Affiliate which transaction has received an investment grade rating from any nationally-recognized rating agency and otherwise conforms to the current standards of institutional securitization applicable to mortgage loans substantially similar in nature to the Mortgage Loans.

          "SELLER" shall mean FIRSTPLUS FINANCIAL, INC. or any successor thereto.

          "SERVICER" shall have the meaning provided in Section 34 of the Loan and Security Agreement.

          "SERVICING AGREEMENT" shall have the meaning provided in Section 34 of the Loan and Security Agreement.

                                     S2-11

          "SERVICING RECORDS" shall have the meaning provided in Section 34 of the Loan and Security Agreement.

          "SIDE LETTER" shall mean that certain letter agreement between DMG, the Seller and the Borrower setting forth the parties' understanding with respect to the DMG Underwriting Mandate.

          "SUBORDINATED SECURITIES" shall mean interest-only strips, residual interests, subordinated interests or reserve certificates issued and transferred to you in connection with any Securitization Transaction or any other collateral as we may deem appropriate.

          "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "TANGIBLE NET WORTH" shall mean, as to any Person as of a particular date,

          (a) all amounts which would be included under capital on a balance sheet of such Person at such date, determined in accordance with GAAP, LESS

          (b) (i) amounts owing to such Person from Affiliates and (ii) intangible assets determined in accordance with GAAP.

          "TERMINATION DATE" shall mean December 12, 1998 or such earlier date on which this Loan and Security Agreement shall terminate in accordance with the provisions hereof or by operation of law.

          "TEST PERIOD" shall have the meaning provided in Section 22(n) of the Loan and Security Agreement.

          "TOTAL INDEBTEDNESS" shall mean, for any period, your aggregate Indebtedness of during such period LESS the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

          "TRUSTEE" shall mean, with respect to any Pooling and Servicing Agreement, the trustee thereunder.

                                     S2-12

          "UNCOMMITTED FACILITY TRANSACTION DOCUMENTS" shall mean the Loan and Security Agreement, the Custodial Agreement and the Promissory Note, entered into on the date hereof between you and Aspen.

          "UNDERWRITING GUIDELINES" shall mean the underwriting guidelines used in connection with the organization of the Mortgage Loans attached as EXHIBIT H hereto.

          "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.



















                                     S2-13

                                     SCHEDULE 3
                                         to
                            Loan and Security Agreement

                                CONDITIONS PRECEDENT

          I. INITIAL ADVANCE. Our obligation to make the initial Advance hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Advance, of the condition precedent that we shall have received all of the following documents, each of which shall be satisfactory to us and our counsel in form and substance:

          (a)  LOAN DOCUMENTS.  The Loan Documents, duly completed and executed.

          (i)  NOTE.  The Note, duly completed and executed;

          (ii) CUSTODIAL AGREEMENT. The Custodial Agreement, duly executed and delivered by you and the Custodian. In addition, you shall have taken such other action as we shall have requested in order to perfect the security interests created pursuant to the Loan and Security Agreement;

          (b) ORGANIZATIONAL DOCUMENTS. A good standing certificate and certified copies of (i) the Seller's and your charter and by-laws (or equivalent documents), along with (ii) certified copies of resolutions of the Seller's and your board of directors authorizing a Designated Person to execute the agreements to which it and you are a party and any documents delivered pursuant hereto, together with specimen signatures of such Borrower's Designated Persons;

          (c) LEGAL OPINION. A legal opinion of your counsel, substantially in the form attached to the Loan and Security Agreement as EXHIBIT D;

          (d) TRUE SALE NON-CONSOLIDATION OPINION. A true sale and non-consolidation legal opinion of your counsel in form and substance acceptable to us;

          (e) COLLATERAL SCHEDULE AND EXCEPTION REPORT. A Collateral Schedule and Exception Report, dated the Effective Date, from the Custodian, duly completed;

          (f) SERVICING AGREEMENT(S). Any Servicing Agreement, including the FIRSTPLUS Servicing Agreement, in form and substance satisfactory to us in our discretion certified as a true, correct and complete copy of the original, with the letter of the applicable Servicer consenting to termination of such Servicing Agreement upon the occurrence of an Event of Default attached. We shall have reviewed and approved such Servicer of the Collateral;

          (g) BLOCKED ACCOUNT AGREEMENT. A Blocked Account Agreement, substantially in the form of Exhibit F to the Loan and Security Agreement, duly completed;


                                    S3-1

          (h) RELATED AGREEMENTS. The Uncommitted Facility Transaction Documents, duly executed and delivered by you;

          (i) SIDE LETTER. The Side Letter, duly executed and delivered by you;

          (j)  REQUEST FOR BORROWING.  A Request for Borrowing delivered by you;

          (k) PURCHASE AGREEMENT. The FIRSTPLUS Purchase Agreement, in form and substance satisfactory to us in our discretion certified as a true, correct and complete copy of the original; and

          (l) DISTRIBUTION WORKSHEET. The form of Distribution Worksheet to be delivered pursuant to the Servicing Agreement shall have been approved by us;

          (m) COLLATERAL TAPE. Additional information fields not set forth on Annex 1 to the Custodial Agreement but reasonably requested by us shall be set forth on the Collateral Tape delivered to us;

          (n) OTHER DOCUMENTS. Such other documents as we may reasonably request.


                                    S3-2

     II. INITIAL AND SUBSEQUENT ADVANCES. The making of each Advance to you (including the initial Advance) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof:

          (a) no Default or Event of Default shall have occurred and be continuing;

          (b) both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof, the representations and warranties made by you in the Loan and Security Agreement and SCHEDULE 4 thereto, and elsewhere in any other document related thereto, shall be true and complete on and as of the date of the making of such Advance in all material respects (in the case of the representations and warranties in Section 20(q) and SCHEDULE 4, solely with respect to Mortgage Loans included in the Borrowing
Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). We shall have received an officer's certificate signed by one of your Responsible Officers certifying as to the truth and accuracy of the above, which certificate shall specifically include a statement that you are in compliance in all material respects with all governmental licenses and authorizations and are qualified to do business and in good standing in all required jurisdictions;

          (c) the aggregate outstanding principal amount of the Advances shall not exceed the Borrowing Base;

          (d) subject to our right to perform one or more Due Diligence Reviews pursuant to Section 35 of the Loan and Security Agreement, we shall have completed our due diligence review of the Mortgage Loan Documents for each Advance and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Advances as we, in our sole discretion, deem appropriate to review and such review shall be satisfactory to us in our sole discretion;

          (e) we shall have received from the Custodian a Trust Receipt with exceptions as are acceptable to us in our sole discretion in respect of Eligible Assets to be pledged hereunder on such Business Day and a Collateral Schedule and Exception Report, in each case dated such Business Day and duly completed;

          (f) we shall have received from you a Warehouse Lender's Release Letter substantially in the form of EXHIBIT G-2 hereto (or such other form acceptable to us) or a


                                    S3-3

Borrower's Release Letter substantially in the form of EXHIBIT G-1 hereto (or such other form acceptable to us) covering each Mortgage Loan to be pledged to us;

          (g)   none of the following shall have occurred and/or be continuing:

          (i) an event or events shall have occurred resulting in the effective absence of a public or private market for mortgage- and asset-backed securities, that (a) are secured by single-family residential mortgages and (b) as of the date hereof, can be readily securitized in the domestic capital markets (the "U.S. Mortgage Securities Market"); or

          (ii) the long-term rating of Deutsche Bank AG by Moody's Investors Service, Inc. and Standard and Poor's, Ratings Group shall be downgraded to Baa or lower or BBB or lower by each such agency, respectively;

          (h)   we shall have received from you a Request for Borrowing; and

          (i) we shall have reviewed (no later than 20 Business Days following receipt of same) and approved in our sole discretion any modifications or amendments to the Underwriting Guidelines.


                                    S3-4

                                     SCHEDULE 4
                                         to
                            Loan and Security Agreement

                 REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

                          Part I. ELIGIBLE MORTGAGE LOANS

          As to each Mortgage Loan included in the Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), you shall be deemed to make the following representations and warranties to us as of such date and as of each date Market Value is determined (certain defined terms used herein and not otherwise defined in the Loan and Security Agreement appearing in Part III to this Schedule 4). With respect to any representations and warranties made to the best of your knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding your knowledge or lack of knowledge, then, notwithstanding that such representation and warranty is made to the best of your knowledge, such Mortgage Loan shall be assigned a Collateral Value of zero.

          a. MORTGAGE LOAN INFORMATION. The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the applicable Funding Date.

          b. DELIVERY OF MORTGAGE LOAN DOCUMENTS. All of the original or certified documentation required to be delivered to the Custodian on or prior to the Funding Date, or as otherwise provided in this Loan and Security Agreement has or will be so delivered.

          c. PAYMENTS CURRENT. As of the applicable Funding Date, none of the Initial Mortgage Loans are more than 59 days contractually delinquent, based on the terms under which the related Mortgages and Mortgage Notes have been made. You have not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Mortgagor, directly or indirectly, for the payment of any amount required by any Mortgage Loan.

          d. NO OUTSTANDING CHARGES. There are no defaults in complying with the terms of the Mortgage securing the Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has


                                  S4/I-1
     been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither you nor the Qualified Originator from which you acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

          e. NO WAIVER OR MODIFICATION. The terms of each Mortgage Note and Mortgage, have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Collateral File and no provision of any Mortgage or Mortgage Note has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Mortgage Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Collateral File and the terms of which are reflected in the Collateral File.

          f. NO DEFENSES. No Mortgage Note or Mortgage is subject to any right of rescission, claim, setoff, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage or the exercise of any right thereunder, render such Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any claim, right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such claim, right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Mortgage Loan was originated. You have no knowledge nor have you received any notice that any Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

          g. COMPLIANCE WITH LAWS; RELIEF ACT MATTERS. Any and all requirements of any federal, state or local law applicable to each Mortgage Loan have been complied with including, without limitation, all licensing, real estate settlement procedures act, consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan. Each Mortgage Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith. No relief has been requested by or allowed to an Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.


                                  S4/I-2

          h. NO SATISFACTION OR RELEASE OF LIEN. No Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Mortgage Loan with respect to a superior lien on such Mortgaged Property in connection with the refinancing of the mortgage loan relating to such superior lien.

          i. VALID LIEN. With respect to each Mortgage Note, the related Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property.

          j. VALIDITY OF MORTGAGE LOAN DOCUMENTS; ENTIRE AGREEMENT. Each Mortgage Note and each Mortgage is genuine and each is the legal, valid and binding obligation of the Mortgagor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Mortgage Note and each Mortgage had legal capacity at the time to enter into the related Mortgage Loan and to execute and deliver such Mortgage Note and Mortgage, and such Mortgage Note and Mortgage have been duty and property executed by such parties. The Mortgage Note and the Mortgage contain the entire agreement between the related Mortgagor and the lender and all obligations of the lender under the related Mortgage Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Mortgage Loan, except for any assumptions or modifications included in the Collateral File.

          k. FULL DISBURSEMENT OF PROCEEDS. The proceeds of each Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing each Mortgage Loan and the recording of the Mortgage have been disbursed. The Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or any related Mortgage and any and all requirements set forth in the related Mortgage Loan Documents have been complied with.

          l. OWNERSHIP. Immediately prior to the pledge thereof to us, you had good and marketable title to each Mortgage Loan, Mortgage Note and Mortgage, you were the sole owner thereof and had full right to sell each Mortgage Loan, Mortgage Note and Mortgage free and clear of any Encumbrance, equity, lien, pledge, charge, claim or security interest.


                                  S4/I-3

          m. OWNERSHIP OF MORTGAGED PROPERTY. With respect to each Mortgage Loan, the related Collateral File contains a title document reflecting that title to the related Mortgaged Property is held by the Mortgagor under such Mortgage Loan.

          n. NO DEFAULTS. There is no default, breach, violation or event of acceleration existing under any Mortgage or any Mortgage Note and, to the best of your knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither you nor your predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Collateral File. With respect to each Mortgage Loan which is indicated by you to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the Mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such Mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage.

          o. CONSENT AND DELINQUENCY OF SUPERIOR LIEN. No obligation secured by a superior lien was more than 30 days past due at the time of origination of the related Mortgage Loan. With respect to each Mortgage Loan that is not a first mortgage loan, either (i) no consent for the Mortgage Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Custodian.

          p. NO CONDEMNATION OR DAMAGE; GOOD REPAIR. To the best of your knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Mortgage Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property. To the best of your knowledge, the related Mortgaged Property described in each Mortgage is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Mortgage Loan.


                                  S4/I-4

          q. ENVIRONMENTAL COMPLIANCE. To the best of your knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

          r. MORTGAGE REMEDIES ADEQUATE. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

          s. SECURITY. No Mortgage Note is, or has been, secured by any collateral except the lien of the related Mortgage.

          t. DEED OF TRUST. If a Mortgage for a Mortgage Loan constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded or may be recorded and no extraordinary fees or expenses are, or will become, payable by you to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Mortgagor.

          u. INSPECTIONS OF IMPROVEMENTS; AND NO ENCROACHMENT. To the best of your knowledge, all inspections, licenses and certificates required to be made, obtained and issued as of the Funding Date with respect to the improvements and the use and occupancy of all occupied portions of all Mortgaged Property have been made, obtained or issued as applicable. To the best of your knowledge, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restrictions lines of the related property and no improvements on adjoining properties encroach upon such property and no improvement located on or being a part of such property is in violation of any applicable zoning laws or regulation.

          v. HAZARD INSURANCE. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by you as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the Mortgaged Property with respect to First Lien Mortgage Loans, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements


                                  S4/I-5
     to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming you, your successors and assigns (including without limitation, subsequent owners of the Mortgage Loan), as Mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the Mortgagee. No such notice has been received by you. All premiums on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect.
     You have not engaged in, and have no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by you.

          w. FLOOD INSURANCE. If required by federal or state law, each Mortgaged Property is covered by flood insurance with a standard mortgagee clause and extended coverage in an amount which is not less than the value of such Mortgaged Property. All such insurance policies meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are of standard type and quality for the locale where the related Mortgaged Property is located. All acts required to be performed to preserve our rights and remedies in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

          x. UNDERWRITING ORIGINATOR AND SERVICING PRACTICES. Each Mortgage Loan has been underwritten or re-underwritten in accordance with your then-current underwriting

                                  S4/I-6
     guidelines. The origination practices used by each originator of the Mortgage Loans and the servicing and collection practices used by you with respect to each Mortgage Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type. To the best of your knowledge, no fraud or misrepresentation was committed by any Person in connection with the origination or servicing of each Mortgage Loan.

          y. SELECTION CRITERIA; NO BULK TRANSFER. The Mortgage Loans were not selected by you for pledge to us on any basis intended to adversely affect us. The pledge of the Mortgage Note and the Mortgages by you to us was not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

          z. NO FRAUDULENT CONVEYANCE. The Mortgage Loans are not being transferred with any intent to hinder, delay or defraud any creditors.

          aa. VALUE AND MARKETABILITY. To the best of your knowledge, there do not exist any circumstances, conditions or information with respect to the Mortgage Loan, the related Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that reasonably can be expected to cause private institutional investors investing in same type of Mortgage Loan to regard such Mortgage Loan as an unacceptable investment, to increase the likelihood that such Mortgage Loan will become delinquent, or adversely affect the value or marketability of such Mortgage Loan.

          bb. TERMS OF MORTGAGE LOANS AND INTEREST METHOD. Each Mortgage Loan is a fixed rate loan. Each Mortgage Note has an original term to maturity of not less than 24 months nor more than 25 years and three months from the date of origination. Each Mortgage Note is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Mortgage Loan Interest Rate. No Mortgage Note provides for any extension of the original term. Interest for each Mortgage Loan is calculated at a rate of interest computed by the simple interest method or the actuarial method.

          cc. TYPES OF MORTGAGE LOANS; RETAIL INSTALLMENT CONTRACTS. Each Mortgage Loan is either (i) a Home Improvement Loan, (ii) a Debt Consolidation Loan, or (iii) a Combination Loan. No Mortgage Loan was originated for the express purpose of purchasing a manufactured home.


                                  S4/I-7
          dd. NO BUYDOWN, GPM OR SHARED APPRECIATION LOANS. No Mortgage Loan contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by you, the Mortgagor or anyone else on behalf of the Mortgagor, or paid by any source other than the Mortgagor. No Mortgage Loan contains any other similar provision which may constitute a "buydown" provision. No Mortgage Loan is a graduated payment mortgage loan. No Mortgage Loan has a shared appreciation or other contingent interest feature.

          ee.  CLTV.  No Mortgage Loan has a CLTV greater than 130%.

          ff.  TITLE INSURANCE.  The Mortgaged Property is covered by either
     (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC and each such title insurance policy is issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring you, your successors and assigns,
     (A) with respect to First Lien Mortgage Loans, as to the priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment, and (B) with respect to Second Lien Mortgage Loans, naming you as loss payee under such policy. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. You and your successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Loan and Security Agreement. No claims have been made under such lender's title insurance policy, and no prior holder or servicer of the related Mortgage, yourself included, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without


                                  S4/I-8
     limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and you have not received, retained or realized any such unlawful items.

          gg. NO CHATTEL PAPER. Each Mortgage Note is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of Section 9-105(l)(i) of the UCC. No Mortgage Note constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(l)(b) of the UCC. Each Mortgage Note has been delivered to the Custodian.

          hh. REVIEW BY YOU. In light of your Underwriting Guidelines, you have reviewed all of the documents constituting each Collateral File and have made such inquiries as you deem reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

          ii. NO MECHANICS' LIENS. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

          jj. TRANSFER OF MORTGAGE LOANS. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

          kk. DUE-ON-SALE. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder.


                                  S4/I-9

     Part II.  REPRESENTATIONS OF THE BORROWER WITH RESPECT
                      TO THE PLEDGED SECURITIES.

          As to the Pledged Securities including in the Borrowing Base on a Funding Date, you shall be deemed to make the following representations and warranties to us as of such date and as of each date Market Value is determined (certain defined terms used herein and not otherwise defined in the Loan and Security Agreement appearing in Part III to this SCHEDULE 4). With respect to any representations and warranties made to the best of your knowledge, in the event that it is discovered that the circumstances with respect to the related Pledged Securities are not accurately reflected in such representation and warranty notwithstanding your knowledge or lack of knowledge, then, notwithstanding that such representation and warranty is made to the best of your knowledge, such Pledged Securities shall be assigned a Collateral Value of zero.

          (a) All of the Pledged Securities have been validly issued, and are fully paid and non-assessable, and the Pledged Securities have been offered, issued and sold in compliance with all applicable laws and (A) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance, in connection with the Pledged Securities; (B) there are no agreements on the part of you to issue, sell or distribute the Pledged Securities; and (C) you have no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Pledged Securities.

          (b) You are, or will be upon issuance of the Pledged Securities, the record and beneficial owner of, and have been, or will have been, issued good title to, the Pledged Securities, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by the Loan and Security Agreement.

          (c) Upon delivery of the Pledged Securities to us, we shall have a valid first priority perfected security interest in the Pledged Securities under the Uniform Commercial Code.

          (d) You have obtained from any and all concerned creditors, any waivers, amendments, releases or acknowledgments necessary to create and perfect in our favor the first priority security interests provided herein.


                                  S4/II-1

                              Part III  DEFINED TERMS

          In addition to terms defined elsewhere in the Loan and Security Agreement, the following terms shall have the following meanings when used in this Schedule 4:

          "ACCEPTED SERVICING PRACTICES" shall mean, with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

          "ALTA" means the American Land Title Association.

          "APPRAISED VALUE" shall be determined as set forth in the Underwriting Guidelines.

          "BEST'S" means Best's Key Rating Guide, as the same shall be amended from time to time.

          "CUT-OFF DATE" means the first day of the month in which the related Funding Date occurs.

          "COMBINATION LOAN" shall mean a loan, the proceeds of which were used by the related obligor in combination to finance property improvements, debt consolidation, cash-out, or other consumer purposes.

          "COMBINED LTV" or "CLTV" shall mean with respect to any Mortgage Loan, the ratio of (a) the outstanding principal balance as of the related Cut-off Date of (i) the Mortgage Loan plus (ii) the mortgage loan constituting superior liens to (b) the Appraised Value of the Mortgaged Property.

          "DEBT CONSOLIDATION LOAN" shall mean a loan, the proceeds of which were primarily used by the related obligor for debt consolidation purposes other than to finance property improvements.

          "DUE DATE" means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.


                                  S4/III-1

          "FNMA" means the Federal National Mortgage Association, or any successor thereto.

          "HOME IMPROVEMENT LOAN" shall mean a loan, the net proceeds of which were or will be used by the obligor to finance property improvements.

          "LOAN-TO-VALUE RATIO" or "LTV" means with respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of (a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property.

          "MONTHLY PAYMENT" means the scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

          "MORTGAGE INTEREST RATE" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

          "MORTGAGEE" means you or any subsequent holder of a Mortgage Loan.

          "ORIGINATION DATE" shall mean, with respect to each Mortgage Loan, the date of the Mortgage Note relating to such Mortgage Loan, unless such information is not provided by you with respect to such Mortgage Loan, in which case the Origination Date shall be deemed to be the date that is 40 days prior to the date of the first payment under the Mortgage Note relating to such Mortgage Loan.

          "QUALIFIED INSURER" means an insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by FNMA and FHLMC and whose claims paying ability is rated in the two highest rating categories by any of the rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

          "QUALIFIED ORIGINATOR" means an originator of Mortgage Loans reasonably acceptable to us.


                                  S4/III-2

                                     Schedule 5
                                         to
                            Loan and Security Agreement

                          FILING JURISDICTIONS AND OFFICES

                      Secretary of State of the State of Texas
                     Secretary of State of the State of Nevada


















                                   S5/-1

                                   Schedule 6 to
                            Loan and Security Agreement

                                 FORMULA ADJUSTMENT


     In the event that FIRSTPLUS FINANCIAL GROUP, INC. elects to change its accounting methods, including without limitation, those methods relating to the recognition of "gain on sale" in a manner which would have a material effect upon shareholders' equity determined in accordance with GAAP, both FIRSTPLUS FINANCIAL GROUP, INC. and we shall mutually agree upon an alternative financial ratio or measure, and in the event that, and during any time in which, FIRSTPLUS FINANCIAL GROUP, INC. and we fail to so agree, then the Debt-to-Equity Ratio shall be determined and certified by a Calculation Agent based upon FIRSTPLUS FINANCIAL GROUP, INC.'s accounting methods that were in effect prior to such change; PROVIDED THAT we may, in our sole and good faith discretion, modify the respective values of each of the prepayment rate, default rate, discount rate and all other assumptions we deem material in making such calculation of each component of the Debt-to-Equity Ratio, including without limitation, to determine "gain on sale" accounting in accordance with GAAP.















                                   S6/-1

                                     EXHIBIT A
                                         to
                          The Loan and Security Agreement

                            FORM OF PROMISSORY GRID NOTE

$__________ Dated _______________, 19__

          FOR VALUE RECEIVED, the undersigned (hereinafter called the "BORROWER"), HEREBY PROMISES TO PAY to the order of German American Capital Corporation (hereinafter called the "LENDER") with respect to each Advance (as defined below):

          (a) the principal amount of such Advance made by the Lender to the Borrower, on the date specified in the Loan and Security Agreement unless such other date is mutually agreed to by the Lender and the Borrower at the time of such Advance as the maturity date thereof, together with interest (computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed) on the principal amount of each Advance outstanding from time to time from and including the date on which such Advance is made until the maturity date of such Advance, at an interest rate per annum as provided in the Loan and Security Agreement, payable on the maturity date of such Advance; and

          (b) such Advance in the ordinary course of the Borrower's business out of the cash flow generated in the normal day-to-day conduct and operations of the Borrower's business which includes sales of Assets in the ordinary course of your business.

Any overdue principal amount and overdue amount of interest, fees or other amounts payable hereunder or under the Loan and Security Agreement referred to below shall bear interest, payable on demand the Post-Default Rate.

          The Borrower shall have the right to prepay any unpaid principal amount of any Advance in accordance with the Loan and Security Agreement.

          The Borrower shall make each payment of principal and interest hereunder prior to 12:00 noon (New York City time) on the day when due in lawful money of the United States of America to the Lender's account, as set forth in
Schedule 1 of the Loan and Security

                                   Ex. A-1

Agreement, in same day funds. Whenever any payment to be made hereunder shall be otherwise due on a day other than a Business Day (as defined in the Loan and Security Agreement), such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

          The Borrower hereby authorizes the Lender to endorse on the grid attached hereto the date and amount of each Advance made by the Lender to the Borrower hereunder, the maturity date thereof, all payments made on account of principal thereof and the interest rate applicable thereto, PROVIDED that the failure to do so shall not affect the obligations of the Borrower to the Lender.

          The Borrower also agrees to pay on demand all costs and expenses (including fees and expenses of counsel) incurred by the Lender in enforcing this Promissory Note.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          This Promissory Note is the "grid" promissory note referred to in, and is entitled to the benefits of, the Loan and Security Agreement dated December 13, 1997 (the "LOAN AND SECURITY AGREEMENT"), between the Borrower and the Lender, which Loan and Security Agreement, among other things, sets forth procedures to be used in connection with the Borrower's periodic requests that the Lender make advances (the "ADVANCES") to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the amount first above mentioned.

                              FIRSTPLUS Special Funding Corp.


                              By:
                                   --------------------------------
                                   Name and Title:


                                   Ex. A-2

                                         GRID

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                 Amount        Maturity         Interest Rate         Date
   Date of         of             of                 on              Payment
   Advance       Advance        Advance            Advance          Received

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                   Ex. A-3

                                    EXHIBIT B-1
                                         to
                          the Loan and Security Agreement

          For the purpose of Section 2 of this Loan and Security Agreement, the "LENDER'S DESIGNATED PERSONS" are:


 Name                                    Title
 ----                                    -----


                                      Ex. B-1

                                    EXHIBIT B-2
                                         to
                          the Loan and Security Agreement

          For the purpose of Section 2 of this Loan and Security Agreement, the "BORROWER'S DESIGNATED PERSONS" are:


 Name                                    Title
 ----                                    -----



                                       Ex. B-2

                                     EXHIBIT C
                                         to
                          the Loan and Security Agreement
                            FORM OF CUSTODIAL AGREEMENT








                                      Ex. C-1

                                     EXHIBIT D
                                         to
                          the Loan and Security Agreement
                             FORM OF OPINION OF COUNSEL









                                      Ex. D-1

                                     EXHIBIT E
                                         to
                          the Loan and Security Agreement
                           FORM OF REQUEST FOR BORROWING

          Loan and Security Agreement, dated as of December 13, 1997 (the "LOAN AND SECURITY AGREEMENT"), by and between the Borrower and German American Capital Corporation (the "LENDER"), and Loan and Security Agreement, dated as of December 13, 1997, by and between the Borrower and Aspen Funding Corp.

          Agent for Lenders:           Deutsche Morgan Grenfell, Inc.

          Borrower:                    FIRSTPLUS Special Funding Corp.

          Requested Funding Date:
                                       -----------------------
          Transmission Date:
                                       -----------------------
          Transmission Time:
                                       -----------------------
          Loan Maturity Date:
          (If any)                     -----------------------

          Collateral to be Pledged:
                                       -----------------------
          UPB:                         $
                                       -----------------------
          Requested Wire Amount:       $
                                       -----------------------
          Wire Instructions:

          Requested by:

          FIRSTPLUS Special Funding Corp.

          By:
             ----------------------------
          Name:
               --------------------------
          Title:
                -------------------------

                                      Ex. E-1

                                   EXHIBIT F
                                       to
                        the Loan and Security Agreement
                       FORM OF BLOCKED ACCOUNT AGREEMENT

                                                             December __, 1997

Bank One, Texas, N.A.

-------------------

-------------------

-------------------
Attn:
     --------------

     Re: (1) Collection Account Established by Bank One, Texas, N.A. (the "CUSTODIAN") Pursuant to the Custodial Agreement (the "GACC CUSTODIAL AGREEMENT"), dated as of December 13, 1997, among the Custodian, German American Capital Corporation ("GACC") and FirstPlus Special Funding Corp. (the "BORROWER"), (2) Cash Collateral Account Established by Aspen Pursuant to the Loan and Security Agreement dated as of December 13, 1997 ("GACC LOAN AGREEMENT") between the Lender and the Borrower and the GACC Custodial Agreement, (3) Collection Account Established by the Custodian Pursuant to the Custodial Agreement (together with the GACC Custodial Agreement, the "CUSTODIAL AGREEMENTS"), dated as of December 13, 1997, among the Custodian, Aspen Funding Corp. ("ASPEN") and, together with Aspen (the "LENDERS"), and (4) Cash Collateral Account Established by Aspen Pursuant to the Loan and Security Agreement dated as of December 13, 1997, between Aspen and the Borrower and the Aspen Custodial Agreement.

Ladies and Gentlemen:

          We refer to the account established by the Custodian pursuant to the Custodial Agreement, at _______________, Account No._____________, ABA# ____________ (the "BLOCKED ACCOUNT"), which Custodian maintains in the name of the Custodian and the Lenders in trust for the Lenders.

          The Custodian will, from time to time, deposit funds received in accordance with the Custodial Agreements into the Blocked Account. The Lenders have established secured loan arrangements with the Borrower. By its execution of this letter, the Custodian acknowledges that

                                  Ex. F-1
the Borrower has granted in favor of the Lenders a security interests in all of the Borrower's right, title and interest in and to the Blocked Account and any funds from time to time on deposit therein, that such funds are received by the Custodian in trust for the benefit of Lenders and, except as provided below, are for application against the Borrower's liabilities to the Lenders.

          By the Custodian's execution of this letter, it agrees: (a) that all funds from time to time hereafter in the Blocked Account are the property of the Borrower held in trust for the benefit of the Lenders and that, unless and until the Custodian receives notice from a Lender that an event of default has occurred and is continuing under such Lender's secured lending arrangement with the Borrower (a "NOTICE OF EVENT OF DEFAULT"), the Custodian shall transfer funds from the Blocked Account only in accordance with the Lenders' and the Borrower's joint instructions; (b) that Custodian will not exercise any right of set-off, banker's lien or any similar right in connection with such funds; PROVIDED, that in the event any check is returned to the Custodian because of insufficient funds (or is otherwise unpaid) the Custodian shall be entitled to set off the amount of any such returned check;
(c) that until the Custodian receives written notification from the Lenders to the contrary, the Custodian will not withdraw (other than as expressly set forth in the Loan Agreement or herein) or permit any person or entity to withdraw or transfer funds from the Blocked Account; (d) that if the Custodian receives a Notice of Event of Default from a Lender, the Custodian shall not withdraw or permit the Borrower to withdraw or transfer funds from the Blocked Account and shall cause or permit withdrawals from the Blocked Account in any manner as the Lenders in their exclusive discretion may instruct; and (e) without limitation on the foregoing, the Lenders, jointly, shall have sole dominion and control over the Blocked Account.

          The Lenders agree that their rights with respect to amounts held in the Blocked Account shall be governed by the Intercreditor Agreement, dated as of December 13, 1997, between the Lenders.

          All bank statements in respect to the Blocked Account shall be sent to the Borrower with copies to:


                    German American Capital Corporation

                    31 West 52nd Street
                    New York, New York 10019
                    Attention:

                                  Ex. F-2

                    Aspen Funding Corp.
                    c/o Amacar Group, L.L.C.
                    6707-D Fairview Road
                    Charlotte, North Carolina 28210
                    Attention: Douglas Johnson

          Kindly acknowledge your agreement with the terms of this agreement by signing the enclosed copy of this letter and returning it to the undersigned.

                              Very truly yours,

                              GERMAN AMERICAN CAPITAL CORPORATION

                              By:
                                 ---------------------------------------
                              Title:

                              By:
                                 ---------------------------------------
                              Title:


                              Agreed and acknowledged:

                              BANK ONE, TEXAS, N.A.

                              By:
                                 --------------------------------------
                              Title:

                              ASPEN FUNDING CORP.


                              By:
                                 --------------------------------------
                              Title:

                              FIRSTPLUS FINANCIAL, INC.


                              By:
                                 --------------------------------------
                              Title:

                                  Ex. F-3

                                 EXHIBIT G-1
                                      to
                       the Loan and Security Agreement
                      FORM OF BORROWER'S RELEASE LETTER

                                                                        [Date]

German American Capital Corporation
31 West 52nd Street
New York, New York  10019
Attention:
Facsimile:

     Re: Loan and Security Agreement, dated as of December 13, 1997 (the "LOAN AND SECURITY AGREEMENT"), by and between FIRSTPLUS Special Funding Corp. (the "BORROWER") and German American Capital Corporation (the "LENDER")

Ladies and Gentlemen:

          With respect to the mortgage loans described in the attached SCHEDULE A (the "MORTGAGE LOANS") (a) we hereby certify to you that the Mortgage Loans are not subject to a lien of any third party and (b) we hereby release all right, interest or claim of any kind with respect to such Mortgage Loans, such release to be effective automatically without further action by any party upon payment from German American Capital Corporation, of the amount of the Advance contemplated under the Loan and Security Agreement (calculated in accordance with the terms thereof) in accordance with the wiring instructions set forth in the Loan and Security Agreement.


                                   Very truly yours,

                                   FIRSTPLUS Special Funding Corp.


                                   By:
                                       ---------------------------------
                                   Name:
                                         -------------------------------
                                   Title:
                                          ------------------------------

                                  Ex. G-1

                                 EXHIBIT G-2
                                      to
                       the Loan and Security Agreement
                  FORM OF WAREHOUSE LENDER'S RELEASE LETTER


                                                                         (Date)


German American Capital Corporation
31 West 52nd Street
New York, New York  10019
Attention:
Facsimile:

     Re: Certain Mortgage Loans Identified on SCHEDULE A hereto and owned by FIRSTPLUS Special Funding Group.

          The undersigned hereby releases all right, interest, lien or claim of any kind with respect to the mortgage loan(s) described in the attached SCHEDULE A, such release to be effective automatically without any further action by any party upon payment in one or more installments, in immediately available funds of $__________________, in accordance with the following wire instructions:

                                   ------------------------

                                   ------------------------

                                   Very truly yours,

                                   [WAREHOUSE LENDER]


                                   By:
                                      ---------------------
                                   Name:
                                        -------------------
                                   Title:
                                         ------------------

                                    Ex. G2-1

                                   EXHIBIT H
                                       to
                        the Loan and Security Agreement
                            UNDERWRITING GUIDELINES

















                                  Ex. H-1

                                   EXHIBIT I
                                       to
                        the Loan and Security Agreement
                       FORM OF TRUSTEE INSTRUCTION LETTER

                              __________ __, 1997

                    , as Trustee
--------------------

--------------------

--------------------

Attention:
           ----------------

          Re: Loan and Security Agreement, dated as of December 13, 1997, by and between German American Capital Corporation, as Lender and Pledgee, and FIRSTPLUS Special Funding Corp., as Borrower and Pledgor

Ladies and Gentlemen:

          Pursuant to Section 10 of the Loan and Security Agreement, dated as of December 13, 1997 (the "LOAN AND SECURITY AGREEMENT"), between German American Capital Corporation, (the "LENDER") and FIRSTPLUS Special Funding Corp., (the "BORROWER"), you are hereby notified that: (i) the Borrower has pledged to the Lender the residual securities described on SCHEDULE 1 hereto (the "RESIDUAL SECURITIES"), (ii) each of the Residual Securities is subject to a security interest in favor of the Lender, (iii) the Trustee shall promptly send to the Lender a copy of the remittance statement issued with respect to the securitization transaction in which the Residual Securities were created and (iv) unless otherwise notified by the Lender in writing, any payments or distributions made with respect to such Residual Securities should be remitted immediately by the Trustee directly to the Lender through the Federal Reserve Fedwire System, in accordance with the following wire instructions:

          Account No.:
          ABA No.:

          Reference:

          Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt. Any notices to the Lender should be delivered to the following address: Aspen Funding Corp., c/o Amacar

                                    Ex. I-1

Group L.L.C., 6707-D Fairview Road, Charlotte, North Carolina 28210,
Attention: Douglas Johnson, Telephone: (704) 365-0569, Facsimile: (704) 365-1362, with a carbon copy to: Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attention: Gregg Amoroso/Richard Uhlig,
Telephone:  (212) 469-3987/(212) 469-6940, Facsimile (212) 469-7571/(212)
469-6933.

                              Very truly yours,

                              FIRSTPLUS SPECIAL FUNDING CORP.


                              By:
                                  --------------------------------------

                              Name:
                              Title:

ACKNOWLEDGED:

                                   , as Trustee
-----------------------------------

By:
    ------------------------------------
Name:
Title:



                                    Ex. I-2